THE GABELLI UTILITY TRUST

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-203475

PROSPECTUS SUPPLEMENT

(To Prospectus dated April 19, 2016)

$50,000,000

2,000,000 Shares

5.375% Series C Cumulative Preferred Shares

(Liquidation Preference $25.00 per share)

The Gabelli Utility Trust (the “Fund,” “we,” “us” or “our”) is offering 2,000,000 shares of 5.375% Series C Cumulative Preferred Shares, par value $0.001 per share (the “Series C Preferred Shares”). The Series C Preferred Shares will constitute a separate series of the Fund’s preferred shares. Investors in Series C Preferred Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Fund’s Board of Trustees, out of funds legally available therefor, cumulative cash dividends and distributions at a rate of 5.375% per annum of the $25.00 per share liquidation preference on the Series C Preferred Shares. Dividends and distributions on Series C Preferred Shares will be payable quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 2016.

The Series C Preferred Shares are redeemable at our option on or after May 31, 2021 and are subject to mandatory redemption by us in certain circumstances. See “Special Characteristics and Risks of the Series C Preferred Shares — Redemption.”

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long term growth of capital and income. The Fund invests at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” On May 25, 2016, the last reported net asset value per share of our common shares was $5.54 and the last reported sales price per share of our common shares on the NYSE was $6.59. Shares of our 5.625% Series A Cumulative Preferred Shares, par value $0.001 per share (the “Series A Preferred Shares”), are listed on the NYSE under the symbol “GUT PrA.” On May 25, 2016, the last reported sales price per share of our Series A Preferred Shares was $25.94. Our Series B Auction Market Preferred Shares, par value $0.001 per share (the “Series B Preferred Shares”), are not listed on a stock exchange. The Series C Preferred Shares will rank on parity with our Series A Preferred Shares, Series B Preferred Shares and any future series of preferred shares and will be senior to our common shares with respect to dividend and distribution rights and rights upon our liquidation.

Application has been made to list the Series C Preferred Shares on the NYSE. If the application is approved, the Series C Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance. The Fund intends to list the Series C Preferred Shares on the NYSE under the ticker symbol “GUT PrC.”

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this prospectus supplement (the “Prospectus Supplement”) and the accompanying prospectus (the “Prospectus”) before deciding whether to invest in Series C Preferred Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in Series C Preferred Shares involves certain risks that are described in the “Special Characteristics and Risks of the Series C Preferred Shares” section of this Prospectus Supplement and the “Risk Factors and Special Considerations” section beginning on page 37 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share	Total
Public offering price	$25.00	$50,000,000
Underwriting discounts and commissions	$0.7875	$1,575,000
Proceeds, before expenses, to the Fund(1)	$24.2125	$48,425,000

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $325,000.

The underwriters are expected to deliver the Series C Preferred Shares in book-entry form through The Depository Trust Company on or about May 31, 2016.

Morgan Stanley

G.research, LLC

The date of this Prospectus Supplement is May 25, 2016.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Utility Trust, a Delaware statutory trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Prospectus

Prospectus Summary	3
Summary of Fund Expenses	18
Financial Highlights	20
Use of Proceeds	25
The Fund	26
Investment Objectives and Policies	26
Risk Factors and Special Considerations	37
How the Fund Manages Risk	48
Management of the Fund	49
Portfolio Transactions	51
Dividends and Distributions	52
Issuance of Common Shares	53
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan	53
Description of the Securities	55
Anti-Takeover Provisions of the Fund’s Governing Documents	65
Closed-End Fund Structure	66
Repurchase of Common Shares	67
Rights Offerings	67
Net Asset Value	68
Limitation on Trustees’ and Officers’ Liability	69
Taxation	69
Custodian, Transfer Agent and Dividend Disbursing Agent	71
Plan of Distribution	72
Legal Matters	73
Independent Registered Public Accounting Firm	73
Additional Information	73
Privacy Principles of the Fund	74
Table of Contents of Statement of Additional Information	75

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares (including the Series C Preferred Shares) will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Series C Preferred Shares” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Series C Preferred Shares” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Series C Preferred Shares.

SUMMARY OF THE TERMS OF THE SERIES C PREFERRED SHARES

This Prospectus Supplement sets forth certain terms of the Series C Preferred Shares that we are offering pursuant to this Prospectus Supplement and the accompanying Prospectus that is attached to the back of this Prospectus Supplement. This section outlines certain specific legal and financial terms of the Series C Preferred Shares that are more generally described under the heading “Special Characteristics and Risks of the Series C Preferred Shares” herein and in the accompanying Prospectus under the heading “Description of the Securities.” Capitalized terms used in this Prospectus Supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying Prospectus or in the Statement of Preferences governing and establishing the terms of the Series C Preferred Shares.

The Fund	The Gabelli Utility Trust is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s primary investment objective is long term growth of capital and income. The Fund invests at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The Fund’s investment adviser is Gabelli Funds, LLC. The Fund was organized under the laws of the State of Delaware on February 25, 1999 and commenced operations on July 9, 1999. The Fund’s common shares are listed on the NYSE under the symbol “GUT.”

Securities Offered	2,000,000 shares of 5.375% Series C Cumulative Preferred Shares (the “Series C Preferred Shares”). The Series C Preferred Shares will constitute a separate series of preferred shares of the Fund. The Series C Preferred Shares will rank on parity with the Series A Preferred Shares, Series B Preferred Shares and any future series of preferred shares and will be senior to our common shares with respect to dividend and distribution rights and rights upon our liquidation.

Dividend Rate	Dividends and distributions on the Series C Preferred Shares are cumulative from their original issue date at the annual rate of 5.375% of the $25.00 per share liquidation preference on the Series C Preferred Shares.

Dividend Payment Date	Holders of Series C Preferred Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Fund’s Board of Trustees (the “Board of Trustees”), out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum of the $25.00 per share liquidation preference on the Series C Preferred Shares. Dividends and distributions will be paid quarterly on March 26, June 26, September 26 and December 26 in each year, commencing on September 26, 2016.

Liquidation Preference	$25.00 per share plus accumulated and unpaid dividends and distributions.

Use of Proceeds	The Fund expects to use the net proceeds from the offering of the Series C Preferred Shares to purchase portfolio securities in accordance with its investment objective and policies. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. While not currently expected, the proceeds may also be used to call shares of existing series of the Fund’s preferred shares.

Pending such investment and/or redemption, the proceeds of the offering of the Series C Preferred Shares will be held in high quality short term debt securities and similar instruments. See “Use of Proceeds.”

Non-Call Period/Redemption	The Series C Preferred Shares generally may not be called for redemption at the option of the Fund prior to May 31, 2021. The Fund reserves the right, however, to redeem the Series C Preferred Shares at any time if it is necessary, in the judgment of the Board of Trustees, to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund also may be required under certain circumstances to redeem Series C Preferred Shares, before or after May 31, 2021, in order to meet certain regulatory or rating agency asset coverage requirements.

Commencing May 31, 2021, and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time, upon notice of redemption, redeem the Series C Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends and distributions through the date of redemption.

Stock Exchange Listing	Application has been made to list the Series C Preferred Shares on the NYSE. Prior to this offering, there has been no public market for Series C Preferred Shares. If the application is approved, it is anticipated that trading on the NYSE under the symbol “GUT PrC” will begin within thirty days from the date of this Prospectus Supplement. Before the Series C Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in the Series C Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in the Series C Preferred Shares will be illiquid.

Taxation

The Fund expects that distributions made on the Series C Preferred Shares will consist of (i) long term capital gain (gain from the sale of a capital asset held longer than one year), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations, provided certain holding period and other requirements are met by both the Fund and the shareholder) and (iii) investment company taxable income (other than qualified dividend income, including interest income, short term capital gain and income from certain hedging and interest rate transactions). Distributions paid to investors by the Fund from its investment company taxable income, which includes the excess of net short term capital gains over net long term capital losses, are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Distributions made to investors from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Fund, are taxable to investors as long term capital gains if they have been properly reported by the Fund, regardless of the length of time investors have owned shares of beneficial interest of the Fund. The maximum federal income tax rate on net long term capital gain of individuals is generally either 15% or 20% depending on whether an individual’s income exceeds certain threshold amounts. In addition, certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surcharge on their net investment income. We cannot assure you, however, as to what percentage of future distributions made on the Series C Preferred Shares will consist of long term capital gain and qualified dividend income. See “U.S. Federal Income Tax Consequences of the Offering.”

ERISA	See “Certain Employee Benefit Plan and IRA Considerations.”

Dividend Paying Agent	Computershare Trust Company, N.A.

DESCRIPTION OF THE SERIES C PREFERRED SHARES

The following is a brief description of the terms of the Series C Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Statement of Preferences for the Series C Preferred Shares (the “Statement”). The Statement will be attached as an exhibit to post-effective amendment number 2 to the Fund’s registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section and the “Special Characteristics and Risks of the Series C Preferred Shares” section of this Prospectus Supplement that are not defined have the meaning assigned to them in the Statement.

The Fund’s declaration of trust (the “Declaration”) authorizes its Board of Trustees to issue shares of beneficial interest of the Fund, $0.001 par value per share, with such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as determined by the Board of Trustees and without the approval of common shareholders. The Declaration authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest classified by the Board of Trustees as preferred shares, par value $0.001 per share. The Statement authorizes the issuance of up to 2,000,000 Series C Preferred Shares. All Series C Preferred Shares will have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends. Holders of the Series C Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $25.00 per share liquidation preference on the Series C Preferred Shares. Dividends and distributions on the Series C Preferred Shares will accumulate from the date of their original issue, which is expected to be May 31, 2016.

The Series C Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Series C Preferred Shares purchased or redeemed by the Fund will, after such purchase or redemption, have the status of authorized but unissued preferred shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Series C Preferred Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares. So long as any Series C Preferred Shares are outstanding, the Fund shall not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s preferred shares outstanding at the time and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Statement so as to in the aggregate adversely affect the rights and preferences set forth in any statement of preferences of the Fund’s preferred shares, including the Series C Preferred Shares. To the extent permitted under the 1940 Act, in the event that more than one series of the Fund’s preferred shares are outstanding, the Fund shall not effect any of the actions set forth in the preceding sentence which in the aggregate adversely affects the rights and preferences set forth in the statement of preferences for a series of the Fund’s preferred shares differently than such rights and preferences for any other series of the Fund’s preferred shares without the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding and present and voting on such matter of each series adversely affected (each such adversely affected series voting separately as a class to the extent its rights are affected differently). The holders of the Series C Preferred Shares shall not be entitled to vote on any matter that affects the rights or interests of only one or more other series of the Fund’s preferred shares. Unless a higher percentage is required under the Declaration or the Fund’s by-laws (together, the “Governing Documents”) or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares (as defined in Section 2(a)(42) of the 1940 Act), including the Series C Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the Fund’s preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies” and “Investment Restrictions” in the accompanying Prospectus and the SAI. The class vote of holders of the Fund’s preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of the Fund’s common shares and preferred shares, including the Series C Preferred Shares, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of the Fund’s preferred shares (including the Series C Preferred Shares) pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the Fund’s preferred shares.

The disclosure set forth in this Description of the Series C Preferred Shares and under the heading “Special Characteristics and Risks of the Series C Preferred Shares” is intended to be a summary of the material provisions of the Series C Preferred Shares. Since this Description of the Series C Preferred Shares is only a summary, you should refer to the Statement for a complete description of the obligations of the Fund and your rights. The disclosure set forth in this Description of the Series C Preferred Shares and under the heading “Special Characteristics and Risks of the Series C Preferred Shares” supplements the description of the preferred shares set forth under the caption “Description of the Securities – Preferred Shares” in the accompanying Prospectus, and in the event that any provision described in the disclosure set forth in this Description of the Series C Preferred Shares and under the heading “Special Characteristics and Risks of the Series C Preferred Shares” is inconsistent with any description contained in the accompanying Prospectus, the disclosure set forth in this Description of the Series C Preferred Shares and under the heading “Special Characteristics and Risks of the Series C Preferred Shares” will apply and supersede the description in the accompanying Prospectus.

USE OF PROCEEDS

The Fund estimates the total net proceeds of the offering to be $48,100,000, based on the public offering price of $25.00 per Series C Preferred Share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by the Fund.

The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within approximately three months of the issue date; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months from the issue date. While not currently expected, the proceeds may also be used to call shares of existing series of the Fund’s preferred shares. Pending such investment and/or redemption, the proceeds of the offering of the Series C Preferred Shares will be held in high quality short term debt securities and similar instruments.

CAPITALIZATION

The following table sets forth (i) the audited capitalization of the Fund as of December 31, 2015 and (ii) the unaudited adjusted capitalization of the Fund giving effect to the issuance of the 2,000,000 Series C Preferred Shares offered in this Prospectus Supplement and the use of proceeds thereof.

	As of December 31, 2015
	Actual (audited)	As adjusted (unaudited)
Preferred shares, $0.001 par value per share, unlimited shares authorized
(The “Actual” column reflects the Fund’s outstanding capitalization as of December 31, 2015; the “As adjusted” column assumes the issuance of 2,000,000 Series C Preferred Shares at $25.00 liquidation preference per share)	$51,332,200	$101,332,200

Shareholders’ equity applicable to common shares:
Common shares, $0.001 par value per share
(The “Actual” and “As adjusted” columns reflect the Fund’s outstanding capitalization of 42,760,949 common shares as of December 31, 2015)	42,761	42,761
Paid-in surplus*	163,702,268	161,802,268
Accumulated net investment loss	(15,567)	(15,567)
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(1,354,826)	(1,354,826)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	56,801,479	56,801,479

Net assets attributable to common shares	219,176,115	217,276,115
Liquidation preference of preferred shares	51,332,200	101,332,200

Net assets, plus the liquidation preference of preferred shares	270,508,315	318,608,315

*	As adjusted paid-in surplus reflects a deduction for the underwriting discounts and commissions of $1,575,000 (using an underwriting discount of 3.15%) and estimated offering costs of $325,000 for the Series C Preferred Shares.

For financial reporting purposes, the Fund will deduct the liquidation preference of its outstanding preferred shares from “net assets,” so long as the senior securities have redemption features that are not solely within the control of the Fund. For all regulatory purposes, the Fund’s preferred shares will be treated as equity (rather than debt).

DESCRIPTION OF THE SECURITIES

The following information regarding the Fund’s authorized shares is as of the date hereof.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	42,760,949
Series A Preferred Shares	Unlimited	—	1,153,288
Series B Preferred Shares	Unlimited	—	900
Series C Preferred Shares	Unlimited	—	0
Other Series of Preferred Shares	Unlimited	—	0

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any outstanding common shares, or purchase any such common shares, unless, in every such case, all preferred shares issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. As of the date of this Prospectus Supplement, all of the Fund’s outstanding preferred shares are expected to have asset coverage on the date of issuance of the Series C Preferred Shares of approximately 336%.

In addition to the 1940 Act Asset Coverage Requirement, the Fund is subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which have issued ratings for the Series A Preferred Shares and Series B Preferred Shares and may issue a rating for the Series C Preferred Shares. See “Special Characteristics and Risks of the Series C Preferred Shares — Risks — Credit Rating Risk” in this Prospectus Supplement. As a condition of the underwriters’ obligation to purchase the Series C Preferred Shares, the Series C Preferred Shares must be rated at a minimum level by a rating agency that is a Nationally Recognized Statistical Rating Organization.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES C PREFERRED SHARES

Dividends

Holders of Series C Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) of the $25.00 per share liquidation preference on the Series C Preferred Shares. Dividends and distributions on Series C Preferred Shares will accumulate from the date of their original issue, which is expected to be May 31, 2016.

Dividends and distributions will be payable quarterly on March 26, June 26, September 26 and December 26 in each year (each a “Dividend Payment Date”) commencing on September 26, 2016 (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series C Preferred Shares as they appear on the share register of the Fund at the close of business on the fifth preceding business day. Dividends and distributions on Series C Preferred Shares shall accumulate from the date on which the Series C Preferred Shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after the first issuance of the Series C

Preferred Shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series C Preferred Shares may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as shall be fixed by the Board of Trustees that is not more than 30 days before the Dividend Payment Date.

No full dividends or distributions will be declared or paid on Series C Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor on all outstanding shares of any series of preferred shares of the Fund ranking on a parity with the Series C Preferred Shares as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all of the Fund’s outstanding preferred shares, any dividends and distributions being paid on such preferred shares (including the Series C Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred shares on the relevant Dividend Payment Date.

Restrictions on Dividend, Redemption and Other Payments

Under the 1940 Act, the Fund is not permitted to issue preferred shares (such as the Series C Preferred Shares) unless immediately after such issuance the Fund will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its stock). In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. The Fund also is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

In addition, the Fund may be limited in its ability to declare any cash distribution on its shares of beneficial interest (including the Series C Preferred Shares) or purchase its shares of beneficial interest (including the Series C Preferred Shares) unless, at the time of such declaration or purchase, the Fund has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund (including the Series C Preferred Shares) if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series C Preferred Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition to those circumstances described in the accompanying Prospectus under “Description of the Securities — Preferred Shares — Restrictions on Dividends and Other Distributions for the Preferred Shares,” the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless after making the distribution, the Fund meets applicable asset coverage requirements described under “ — Rating Agency Guidelines” below.

Voting Rights

Except as otherwise provided in the Fund’s Governing Documents (including the Statement) or a resolution of the Board of Trustees or its delegatee, or as required by applicable law, holders of Series C Preferred Shares shall have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series C Preferred Shares shall be entitled to one vote for each Series C Preferred Share held and the holders of all outstanding preferred shares, including Series C Preferred Shares, and the common shares shall vote together as a single class; provided, however, that the holders of the outstanding preferred shares, including Series C Preferred Shares, shall be entitled, as a separate class, to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund, to elect two of the Fund’s trustees.

During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Fund’s Board of Trustees shall be automatically increased by the smallest number of additional trustees that, when added to the two trustees elected exclusively by the holders of outstanding preferred shares, would constitute a simple majority of the Fund’s Board of Trustees as so increased by such smallest number, and the holders of outstanding preferred shares, including the Series C Preferred Shares, voting separately as one class (to the exclusion of the holders of all other classes of shares of beneficial interest of the Fund) shall be entitled to elect such smallest number of additional trustees and the two trustees the holders of preferred shares, including the Series C Preferred Shares, are otherwise entitled to elect. The Fund and the Fund’s Board of Trustees shall take all necessary actions, including amending the Fund’s Governing Documents, to effect an increase in the number of trustees as described in the preceding sentence. A Voting Period shall commence:

(i) if at any time accumulated dividends and distributions on the outstanding Series C Preferred Shares equal to at least two full years’ dividends and distributions shall be due and unpaid and sufficient deposit assets shall not have been deposited with Computershare Trust Company, N.A., and its successors or any other dividend disbursing agent appointed by the Fund, for the payment of such accumulated dividends and distributions; or

(ii) if at any time holders of any other preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or statement of preferences creating such shares.

So long as any Series C Preferred Shares are outstanding, the Fund shall not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s preferred shares outstanding at the time and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Statement so as to in the aggregate adversely affect the rights and preferences set forth in any statement of preferences of the Fund’s preferred shares, including the Series C Preferred Shares. To the extent permitted under the 1940 Act, in the event that more than one series of the Fund’s preferred shares are outstanding, the Fund shall not effect any of the actions set forth in the preceding sentence which in the aggregate adversely affects the rights and preferences set forth in the statement of preferences for a series of the Fund’s preferred shares differently than such rights and preferences for any other series of the Fund’s preferred shares without the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding and present and voting on such matter of each series adversely affected (each such adversely affected series voting separately as a class to the extent its rights are affected differently). The holders of the Series C Preferred Shares shall not be entitled to vote on any matter that affects the rights or interests of only one or more other series of the Fund’s preferred shares. Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of the holders of a majority of the Fund’s outstanding preferred shares (as defined in Section 2(a)(42) of the 1940 Act), including the Series C Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the Fund’s preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of the Fund’s preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of the Fund’s common shares and preferred shares, including the Series C Preferred Shares, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of the Fund’s preferred shares (including the Series C Preferred Shares) pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the Fund’s preferred shares.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon liquidation or the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

Rating Agency Guidelines

The Fund anticipates Moody’s will initially rate the Series C Preferred Shares. The Fund expects that it will be required under Moody’s (or any other rating agency then rating the Fund’s preferred shares at the Fund’s request, including the Series C Preferred Shares) guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined in the Statement) for its outstanding preferred shares (including the Series C Preferred Shares) with respect to the guidelines Moody’s or such other rating agency has established for determining discounted value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by the rating agency). The Moody’s guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities).

If the value of the Fund’s assets, as discounted in accordance with the rating agency guidelines, is less than the Basic Maintenance Amount, the Fund is required to use its commercially reasonable efforts to cure such failure. If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares, including the Series C Preferred Shares, at the request of the Fund, the Fund will be required to mandatorily redeem its preferred shares, including the Series C Preferred Shares, as described below under “ — Redemption.”

Any rating agency providing a rating for the preferred shares, including the Series C Preferred Shares, at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the Fund’s shareholders, may amend, alter, add to or repeal any provision of the Statement that has been adopted by the Fund pursuant to rating agency guidelines or add covenants and other obligations of the

Fund to the Statement, if the applicable rating agency confirms that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the Fund’s preferred shares and such amendments and modifications do not adversely affect the rights and preferences of and are in the aggregate in the best interests of the holders of the Fund’s preferred shares. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provision of the Statement including provisions that have been adopted by the Fund pursuant to rating agency guidelines, if such amendments or modifications will not in the aggregate adversely affect the rights and preferences of the holders of any series of the Fund’s preferred shares, provided, that the Fund has received confirmation from each applicable rating agency then rating the Series C Preferred Shares at the Fund’s request that such amendment or modification would not adversely affect such rating agency’s then-current rating of such series of the Fund’s preferred shares.

As described by Moody’s, the ratings assigned to each series of preferred shares, including the Series C Preferred Shares, are assessments of the capacity and willingness of the Fund to pay the obligations of each such series. The ratings on these series of preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines apply to each series of preferred shares, including the Series C Preferred Shares, only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s for rating the Series C Preferred Shares.

Redemption

Mandatory Redemption. Under certain circumstances, the Series C Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.

If the Fund fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding Series C Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), as of the last business day of March, June, September and December of each year in which any Series C Preferred Shares are outstanding, and such failure is not cured as of the cure date specified in the Statement (49 days following such business day), (i) the Fund shall give a notice of redemption with respect to the redemption of a sufficient number of its preferred shares, which at the Fund’s determination (to the extent permitted by the 1940 Act and Delaware law) may include any proportion of Series C Preferred Shares, to enable it to meet the asset coverage requirements, and, at the Fund’s discretion, such additional number of Series C Preferred Shares or any other series of the Fund’s preferred shares in order for the Fund to have asset coverage with respect to the Series C Preferred Shares and any other series of the Fund’s preferred shares remaining outstanding after such redemption as great as 220%, and (ii) deposit an amount with Computershare Trust Company, N.A., and its successors or any other dividend-disbursing agent appointed by the Fund, having an initial combined value sufficient to effect the redemption of the Series C Preferred Shares or other series of the Fund’s preferred shares to be redeemed.

If the Fund is required to redeem any preferred shares (including Series C Preferred Shares) as a result of a failure to maintain such minimum 1940 Act asset coverage as of an applicable cure date, then the Fund shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such cure date fix a redemption date that is on or before the 30th business day after such cure date and proceed to redeem the preferred shares, including the Series C Preferred Shares. The Fund may fix a redemption date that is after the

30th business day after such cure date if the Board of Trustees determines, in good faith, that extraordinary market conditions exist as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or is not reasonably practicable at fair value. On such redemption date, the Fund shall redeem, out of funds legally available therefor, the number of its preferred shares, which, to the extent permitted by the 1940 Act and Delaware law, at the option of the Fund may include any proportion of Series C Preferred Shares or shares of any other series of preferred shares of the Fund, equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Fund having asset coverage immediately prior to the opening of business on such cure date in compliance with the 1940 Act or, if asset coverage cannot be so restored, all of the outstanding Series C Preferred Shares, in each case at a price equal to $25.00 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Fund) through and including the date of redemption. In addition, as reflected above, the Fund may, but is not required to, redeem an additional number of preferred shares (including Series C Preferred Shares) which, when aggregated with all other preferred shares redeemed by the Fund, permits the Fund to have with respect to the preferred shares (including Series C Preferred Shares) remaining outstanding after such redemption a 1940 Act asset coverage of as great as 220%.

Similarly, as reflected above under “ — Rating Agency Guidelines,” so long as Moody’s or another rating agency is rating the Fund’s preferred shares (including the Series C Preferred Shares) at the request of the Fund, the Fund will be required to maintain, on the last business day of each month, assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount. So long as Moody’s or another rating agency is rating the Fund’s preferred shares (including the Series C Preferred Shares) at the request of the Fund, if the Fund fails to have assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount as of the last business day of any month, and such failure is not cured as of the cure date specified in the Statement (10 business days following such business day), the Fund shall similarly follow the redemption protocol summarized above to restore compliance with the Basic Maintenance Amount, and the Fund may, but is not required to, redeem an additional number of preferred shares (including Series C Preferred Shares) which, when aggregated with all other preferred shares redeemed by the Fund, permits the Fund to have with respect to the preferred shares (including the Series C Preferred Shares) remaining outstanding after such redemption assets having in the aggregate a discounted value equal to as great as 110% of the Basic Maintenance Amount. See “Description of the Securities — Preferred Shares — Redemption” in the Prospectus for a discussion of the consequences that would arise if the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines set forth in the Statement as of any monthly valuation date.

Optional Redemption. Prior to May 31, 2021, the Series C Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Code. Commencing May 31, 2021, and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice in the manner provided in the Statement redeem the Series C Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends and distributions through and including the date of redemption.

Redemption Procedures. Redemptions of Series C Preferred Shares will be made subject to the procedures described in the Prospectus under “Description of the Securities — Preferred Shares — Redemption Procedures,” except that a notice of redemption with respect to an optional redemption will be given to the holders of record of Series C Preferred Shares selected for redemption not less than 15 days (subject to the NYSE requirements), nor more than 40 days prior to the date fixed for redemption. Holders of Series C Preferred Shares may receive shorter notice in the event of a mandatory redemption.

Liquidation

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Series C Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Fund’s common shares or any other shares of the Fund ranking junior to the Series C Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $25.00 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Fund.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Series C Preferred Shares and all outstanding shares of any other series of the Fund’s preferred shares ranking on a parity with the Series C Preferred Shares as to payment upon liquidation shall be insufficient to permit the payment in full to such holders of Series C Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to all outstanding shares of such other series of preferred shares of the Fund, then such available assets shall be distributed among the holders of Series C Preferred Shares and such other series of preferred shares of the Fund ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series C Preferred Shares, no dividends or distributions will be made to holders of the Fund’s common shares or any other shares of the Fund ranking junior to the Series C Preferred Shares as to liquidation.

Stock Exchange Listing

Application has been made to list the Series C Preferred Shares on the NYSE. If the application is approved, the Series C Preferred Shares are expected to commence trading on the NYSE under the symbol “GUT PrC” within thirty days of the date of issuance.

Risks

Risk is inherent in all investing. Therefore, before investing in the Series C Preferred Shares you should consider the risks carefully. See “Risk Factors and Special Considerations” in the accompanying Prospectus. Primary risks associated with an investment in the Series C Preferred Shares include:

Market Price Risk. The market price for the Series C Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series C Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series C Preferred Shares. There is currently no market for the Series C Preferred Shares.

Liquidity Risk. Currently, there is no public market for the Series C Preferred Shares. As noted above, an application has been made to list the Series C Preferred Shares on the NYSE. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the Series C Preferred Shares will not be listed on any securities exchange. Before the Series C Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in the Series C Preferred Shares. No assurances can be provided that listing on any securities exchange or market making by the underwriters will occur or will result in the market for Series C Preferred Shares being liquid at any time.

Redemption Risk. The Fund may at any time redeem Series C Preferred Shares to the extent necessary to meet regulatory asset coverage requirements or requirements imposed by credit rating agencies. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series C Preferred Shares, the Fund may be obligated under the terms of the Series C Preferred Shares to redeem some or all of the Series C Preferred Shares. In addition, commencing May 31, 2021, the Fund will be able to call the Series C Preferred Shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series C Preferred Shares. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series C Preferred Shares for the full redemption price.

Subordination Risk. The Series C Preferred Shares are not a debt obligation of the Fund. The Series C Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and will have the same priority with respect to payment of distributions and liquidation preference as the Series A Preferred Shares, Series B Preferred Shares and any other preferred shares that the Fund may issue. The Series C Preferred Shares are subject to greater credit risk than any debt instruments that the Fund may issue or enter into, which would be of higher priority in the Fund’s capital structure.

Credit Rating Risk. The Fund is seeking a credit rating on the Series C Preferred Shares. Any credit rating that is issued on the Series C Preferred Shares could be reduced or withdrawn while an investor holds Series C Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series C Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series C Preferred Shares.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series C Preferred Shares.

Interest Rate Risk. The Series C Preferred Shares pay dividends and distributions at a fixed rate. Prices of fixed income investments tend to vary inversely with changes in market yields. The market yields on securities comparable to the Series C Preferred Shares may increase, which would likely result in a decline in the value of the Series C Preferred Shares. Additionally, if interest rates rise, securities comparable to the Series C Preferred Shares may pay higher dividend rates and holders of the Series C Preferred Shares may not be able to sell the Series C Preferred Shares at their liquidation preference and reinvest the proceeds at market rates. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFERING

Preferred Shares Distributions. In accordance with the Fund’s Declaration, and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale or redemption of the shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares. The Fund did not make return of capital distributions to its preferred shareholders during the year ended December 31, 2015.

The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends eligible for the dividends received deduction, and qualified dividend income) based upon the percentage of total dividends paid to each class out of current or accumulated earnings and profits for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for the dividends received deduction, and dividends that constitute qualified dividend income (each as described below), if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year.

The Fund expects that distributions made on the Series C Preferred Shares will consist of (i) long term capital gain (gain from the sale of a capital asset held longer than one year), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations, provided certain holding period and other requirements are met by both the Fund and the shareholder), and (iii) investment company taxable income (other than qualified dividend income, including interest income, short term capital gain and income from certain hedging and interest rate transactions). Distributions paid to investors by the Fund from its investment company taxable income, which includes the excess of net short term capital gains over net long term capital losses, are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Fund. Such distributions (if reported by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Distributions made to investors from an excess of net long term capital gains over net short term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Fund, are taxable to investors as long term capital gains if they have been properly reported by the Fund, regardless of the length of time investors have owned shares of the Fund. The maximum federal income tax rate on net long term capital gain of individuals is generally either 15% or 20% depending on whether an individual’s income exceeds certain threshold amounts. In addition, certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surcharge on their net investment income. We cannot assure you, however, as to what percentage of future distributions made on the Series C Preferred Shares will consist of long term capital gain and qualified dividend income.

Please refer to the “Taxation” sections in the accompanying Prospectus and in the SAI for a description of additional consequences of investing in the preferred shares of the Fund.

CERTAIN EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Series C Preferred Shares by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Benefit Plan”).

ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan and prohibit certain transactions involving the assets of a Benefit Plan and its fiduciaries or other interested parties. Under ERISA and Section 4975 of the Code, any person who exercises any discretionary authority or control over the administration of such a Benefit Plan or the management or disposition of the assets of such a Benefit Plan, or who renders investment advice for a fee or other compensation to such a Benefit Plan, is generally considered to be a fiduciary of the Benefit Plan.

Governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA and foreign plans (as described in Section 4(b)(4) of ERISA) (each, a “Non-ERISA Plan” and together with Benefit Plans referred to herein as “Plans”) are not subject to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code but may be subject to other federal, state or other laws or regulations which are substantially similar to such portions of ERISA or the Code (collectively referred to herein as “Similar Law”).

In considering an investment in the Series C Preferred Shares of a portion of the assets of any Plan, a fiduciary or other person considering the investment should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, Section 4975 of the Code and Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and Similar Law. The purchase of Series C Preferred Shares by or for a Plan should be considered in light of such requirements.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engaged in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and/or the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the purchase of the Series C Preferred Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plans considering acquiring the Series C Preferred Shares in reliance on these exemptions or any other exemption should carefully review the exemption to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Series C Preferred Shares are acquired, or thereafter while the Series C Preferred Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

The foregoing discussion is general in nature and is not intended to be all inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Series C Preferred Shares on behalf of, or with the assets of, any Plan, consult with their counsel regarding the potential applicability of ERISA, Section 4975 of the Code and Similar Law to such investment and whether an exemption would be applicable to the purchase of the Series C Preferred Shares, and whether the investment will otherwise be in compliance with the applicable provisions of ERISA, Section 4975 of the Code and Similar Law.

UNDERWRITING

Morgan Stanley & Co. LLC is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among the Fund, the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from the Fund, the number of Series C Preferred Shares set forth opposite its name below.

Underwriter	Number of Series C Preferred Shares

Morgan Stanley & Co. LLC	1,800,000
G.research, LLC	200,000

Total	2,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Series C Preferred Shares sold pursuant to the underwriting agreement if any of the Series C Preferred Shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

The Fund and the Investment Adviser have each agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Series C Preferred Shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Series C Preferred Shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representative has advised us that the underwriters propose initially to offer the Series C Preferred Shares to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession not in excess of $0.50 per share. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.45 per share to other underwriters or to certain dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The expenses of the offering, not including the underwriting discount, are estimated at $325,000 and are payable by the Fund.

New York Stock Exchange

Application has been made to list the Series C Preferred Shares on the NYSE. Prior to the offering, there has been no public market for the Series C Preferred Shares. If the application is approved, the Series C Preferred Shares are expected to commence trading on the NYSE under the symbol “GUT PrC” within thirty days of the date of issuance. Before the Series C Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in the Series C Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series C Preferred Shares will be illiquid.

If a secondary trading market develops prior to the commencement of trading on the NYSE, holders of the Series C Preferred Shares may be able to sell such shares, however, such shares may trade at discounts from the liquidation preference of the Series C Preferred Shares.

No Sales of Similar Securities

The Fund and the Investment Adviser have agreed that the Fund will not, for a period of 90 days from the date of this Prospectus Supplement, without the prior written consent of Morgan Stanley & Co. LLC, directly or indirectly, issue, sell, offer to contract or grant any option to sell, pledge, transfer or otherwise dispose of, any of its preferred shares or securities exchangeable for or convertible into its preferred shares, except for the Series C Preferred Shares sold to the underwriters pursuant to the underwriting agreement.

Price Stabilization, Short Positions

Until the distribution of the Series C Preferred Shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing the Series C Preferred Shares. However, the representative may engage in transactions that have the effect of stabilizing the price of the Series C Preferred Shares, such as purchases and other activities that peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell Series C Preferred Shares in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of Series C Preferred Shares than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Series C Preferred Shares in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Series C Preferred Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The underwriters may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the representative repurchases Series C Preferred Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Series C Preferred Shares or preventing or retarding a decline in the market price of the Series C Preferred Shares. As a result, the price of the Series C Preferred Shares may be higher than the price that might otherwise exist in the open market.

None of the Fund, the Investment Adviser or any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series C Preferred Shares. In addition, none of the Fund, the Investment Adviser or any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Fund, the Investment Adviser or their respective affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Fund, the Investment Adviser or their respective affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

G.research, LLC is a wholly owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of Associated Capital Group, Inc., an affiliate of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of G.research, LLC.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of G.research, LLC is One Corporate Center, Rye, New York 10580.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund in connection with the offering of the Series C Preferred Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Willkie Farr & Gallagher LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended December 31, 2015 are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the SAI. Portions of the Fund’s annual report other than the financial statements and related footnotes thereto are not incorporated into, and do not form a part of, this Prospectus Supplement, the accompanying Prospectus or the SAI.

The Gabelli Utility Trust

Annual Report — December 31, 2015

Mario J. Gabelli, CFA

Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was (7.1)%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was (4.9)%. The total return for the Fund’s publicly traded shares was (14.2)%. The Fund’s NAV per share was $5.13, while the price of the publicly traded shares closed at $5.70 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	(7.12)%	9.94%	8.34%	7.70%	8.51%
Investment Total Return (c)	(14.15)	7.61	4.76	6.18	7.53
S&P 500 Utilities Index	(4.85)	11.03	7.41	4.09	5.85
Lipper Utility Fund Average	(10.09)	8.95	7.17	5.09	5.52
S&P 500 Index	1.38	12.57	7.31	5.00	4.27
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

The Gabelli Utility Trust

Electric Integrated	49.6%
Natural Gas Utilities	9.3%
Cable and Satellite	7.0%
Telecommunications	5.3%
Water	4.6%
Natural Gas Integrated	4.2%
Global Utilities	3.7%
Wireless Communications	3.4%
U.S. Government Obligations	3.3%
Electric Transmission and Distribution	2.5%
Diversified Industrial	1.2%
Investment Companies	1.1%
Entertainment	1.1%
Merchant Energy	1.0%
Natural Resources	0.6%

Alternative Energy	0.4%
Transportation	0.4%
Aerospace	0.3%
Environmental Services	0.3%
Services	0.2%
Independent Power Producers and Energy Traders	0.2%
Communications Equipment	0.2%
Equipment and Supplies	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 96.7%
	ENERGY AND UTILITIES — 77.9%
	Alternative Energy — 0.4%
20,000	NextEra Energy Partners LP	$496,712	$597,000
1,555	Ormat Technologies Inc.	68,688	56,836
12,000	Ormat Technologies Inc., New York	254,979	437,640

		820,379	1,091,476

	Electric Integrated — 49.6%
23,000	ALLETE Inc.	728,776	1,169,090
68,000	Alliant Energy Corp.	3,217,043	4,246,600
17,000	Ameren Corp.	560,038	734,910
70,000	American Electric Power Co. Inc.	3,416,066	4,078,900
36,666	Avangrid Inc.†	966,693	1,407,974
10,000	Avista Corp.	199,636	353,700
44,000	Black Hills Corp.	1,748,002	2,042,920
70,000	Cleco Corp.	3,779,951	3,654,700
95,000	CMS Energy Corp.	2,662,286	3,427,600
23,000	Dominion Resources Inc.	1,293,617	1,555,720
17,000	DTE Energy Co.	707,460	1,363,230
70,000	Duke Energy Corp.	4,675,124	4,997,300
75,000	Edison International	3,398,082	4,440,750
170,000	El Paso Electric Co.	3,150,342	6,545,000
1,000	Emera Inc.	21,639	31,242
3,000	Entergy Corp.	75,249	205,080
270,000	Eversource Energy(a)	9,063,398	13,788,900
82,000	FirstEnergy Corp.	3,564,459	2,601,860
163,000	Great Plains Energy Inc.	4,116,091	4,451,530
64,000	Hawaiian Electric Industries Inc.	2,089,104	1,852,800
90,000	MGE Energy Inc.	2,397,352	4,176,000
82,000	NextEra Energy Inc.	8,518,774	8,518,980
48,000	NiSource Inc.	397,800	936,480
100,000	NorthWestern Corp.	2,989,647	5,425,000
187,000	OGE Energy Corp.	2,254,437	4,916,230
30,000	Otter Tail Corp.	774,407	798,900
48,000	PG&E Corp.	1,280,160	2,553,120
102,000	PNM Resources Inc.	1,284,142	3,118,140
38,000	Public Service Enterprise Group Inc.	996,629	1,470,220
53,000	SCANA Corp.	2,082,531	3,205,970
110,000	TECO Energy Inc.	1,643,798	2,931,500
25,000	The Empire District Electric Co.	515,057	701,750
16,500	Unitil Corp.	427,366	592,020
44,000	Vectren Corp.	1,088,507	1,866,480
275,000	WEC Energy Group Inc.	8,787,211	14,110,250
227,000	Westar Energy Inc.	5,169,682	9,627,070
175,000	Xcel Energy Inc.	3,508,811	6,284,250

		93,549,367	134,182,166

	Electric Transmission and Distribution — 2.5%
45,000	Consolidated Edison Inc.	2,351,515	2,892,150
120,000	Exelon Corp.	3,241,573	3,332,400
22,500	Pepco Holdings Inc.	449,918	585,225

		6,043,006	6,809,775

	Global Utilities — 3.7%
8,000	Areva SA†	332,403	47,157
8,000	Chubu Electric Power Co. Inc.	189,551	110,654

Shares		Cost	Market Value
133,000	Electric Power Development Co. Ltd.	$3,799,231	$4,785,765
27,000	Endesa SA	824,183	543,568
300,000	Enel SpA	1,862,753	1,268,896
494,900	Hera SpA	766,919	1,317,697
11,000	Hokkaido Electric Power Co. Inc.†	185,270	114,123
8,000	Hokuriku Electric Power Co.	146,449	119,473
3,000	Huaneng Power International Inc., ADR	81,590	102,900
41,000	Korea Electric Power Corp., ADR†	630,569	867,970
15,000	Kyushu Electric Power Co. Inc.†	202,018	165,606
3,000	Niko Resources Ltd.†	120,788	141
8,000	Shikoku Electric Power Co. Inc.	155,987	126,461
8,000	The Chugoku Electric Power Co. Inc.	150,761	106,494
16,000	The Kansai Electric Power Co. Inc.†	239,104	194,284
13,000	Tohoku Electric Power Co. Inc.	172,497	164,400

		9,860,073	10,035,589

	Merchant Energy — 1.0%
300,000	GenOn Energy Inc., Escrow†	0	0
280,000	The AES Corp.(a)	3,063,120	2,679,600

		3,063,120	2,679,600

	Natural Gas Integrated — 4.2%
2,000	Devon Energy Corp.	85,948	64,000
90,000	Kinder Morgan Inc.	3,238,704	1,342,800
132,000	National Fuel Gas Co.	4,547,827	5,643,000
168,000	ONEOK Inc.	2,063,283	4,142,880

		9,935,762	11,192,680

	Natural Gas Utilities — 9.3%
90,000	AGL Resources Inc.	3,904,465	5,742,900
28,000	Atmos Energy Corp.	696,786	1,765,120
25,000	Chesapeake Utilities Corp.	637,544	1,418,750
48,000	Columbia Pipeline Group Inc.	622,200	960,000
20,000	CONSOL Energy Inc.	581,841	158,000
25,219	Corning Natural Gas Holding Co.	284,308	406,656
59,000	Delta Natural Gas Co. Inc.	605,006	1,238,410
11,445	Engie	387,206	203,049
42,000	ONE Gas Inc.	327,426	2,107,140
34,000	Piedmont Natural Gas Co. Inc.	1,738,204	1,938,680
12,000	RGC Resources Inc.	128,344	252,600
115,000	Southwest Gas Corp.	4,542,336	6,343,400
108,000	Spectra Energy Corp.	2,959,543	2,585,520
2,000	The Laclede Group Inc.	78,350	118,820

		17,493,559	25,239,045

	Natural Resources — 0.6%
5,000	Anadarko Petroleum Corp.	282,110	242,900
2,500	Apache Corp.	118,182	111,175
8,000	Atlas Resource Partners LP	28,022	8,240
32,000	Compania de Minas Buenaventura SAA, ADR†	360,262	136,960
10,000	Exxon Mobil Corp.	547,153	779,500
3,000	Hess Corp.	178,260	145,440

See accompanying notes to financial statements.

3

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)

	Natural Resources (Continued)
3,667	Peabody Energy Corp.	$77,859	$28,163
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	183,160

		1,829,168	1,635,538

	Services — 0.2%
20,000	ABB Ltd., ADR	401,189	354,600
20,000	Weatherford International plc†	294,736	167,800

		695,925	522,400

	Water — 4.6%
27,000	American States Water Co.	941,480	1,132,650
25,000	American Water Works Co. Inc.	1,235,261	1,493,750
27,291	Aqua America Inc.	221,006	813,272
24,000	Artesian Resources Corp., Cl. A	397,537	664,800
40,000	California Water Service Group	682,912	930,800
7,000	Connecticut Water Service Inc.	136,955	266,070
48,000	Middlesex Water Co.	753,554	1,273,920
100,000	Severn Trent plc	2,763,670	3,209,352
85,000	SJW Corp.	1,617,678	2,520,250
9,000	The York Water Co.	108,269	224,460

		8,858,322	12,529,324

	Diversified Industrial — 1.2%
1,500	Alstom SA†	90,463	45,913
2,000	AZZ Inc.	75,347	111,140
100,000	General Electric Co.	2,495,500	3,115,000

		2,661,310	3,272,053

	Environmental Services — 0.3%
3,000	Suez Environnement Co.	0	56,272
30,000	Veolia Environnement SA	487,553	712,857

		487,553	769,129

	Equipment and Supplies — 0.1%
2,500	Capstone Turbine Corp.†	83,080	3,500
6,000	Mueller Industries Inc.	143,922	162,600

		227,002	166,100

	Independent Power Producers and Energy Traders — 0.2%
42,802	NRG Energy Inc.	1,003,954	503,780

	TOTAL ENERGY AND UTILITIES	156,528,500	210,628,655

	COMMUNICATIONS — 15.9%
	Cable and Satellite — 7.0%
100,000	Cablevision Systems Corp., Cl. A	3,169,920	3,190,000
5,000	Cogeco Cable Inc.	105,008	223,206
20,000	Cogeco Inc.	389,461	740,767
58,000	DISH Network Corp., Cl. A†	2,968,387	3,316,440
10,000	EchoStar Corp., Cl. A†	280,860	391,100
4,000	Internap Corp.†	29,132	25,600
22,500	Liberty Global plc, Cl. A†	393,242	953,100
60,000	Liberty Global plc, Cl. C†	2,272,670	2,446,200
1,125	Liberty Global plc LiLAC, Cl. A†	16,385	46,541
3,000	Liberty Global plc LiLAC, Cl. C†	51,792	129,000

Shares		Cost	Market Value
8,000	Rogers Communications Inc., Cl. B	$119,139	$275,680
10,000	Sky plc	126,759	163,932
100,900	Telenet Group Holding NV†	4,805,483	5,457,462
9,000	Time Warner Cable Inc.	964,064	1,670,310

		15,692,302	19,029,338

	Communications Equipment — 0.2%
200,000	Furukawa Electric Co. Ltd.	925,920	427,638
1,000	QUALCOMM Inc.	37,010	49,985

		962,930	477,623

	Telecommunications — 5.3%
88,760	AT&T Inc.	2,697,356	3,054,232
1,280	BCE Inc., New York	55,450	49,434
67	BCE Inc., Toronto	2,929	2,589
20,000	BT Group plc, ADR	313,502	692,200
20,000	CenturyLink Inc.	635,770	503,200
280,000	Cincinnati Bell Inc.†	1,037,262	1,008,000
43,000	Deutsche Telekom AG, ADR	678,352	768,840
11,800	Global Telecom Holding SAE, GDR†	53,385	15,340
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	69
1,000	Mobistar SA†	14,151	24,267
37,000	Nippon Telegraph & Telephone Corp.	859,917	1,488,681
2,000	Orange SA, ADR	22,799	33,260
11,800	Orascom Telecom Media and Technology Holding SAE, GDR†	20,761	8,142
30,000	Pharol SGPS SA†	8,930	8,835
3,000	Proximus SA	97,094	97,808
2,000	PT Indosat Tbk†	1,061	798
15,000	Sistema JSFC, GDR	158,378	88,500
1,200	Tele2 AB, Cl. B	14,604	12,048
10,000	Telefonica Deutschland Holding AG	52,947	53,153
85,000	Telekom Austria AG	712,797	465,843
1,200	Telesites SAB†	911	783
24,000	T-Mobile US Inc.†	390,000	938,880
105,000	Verizon Communications Inc.	4,378,801	4,853,100
75,000	VimpelCom Ltd., ADR	720,805	246,000

		12,927,981	14,414,002

	Wireless Communications — 3.4%
1,200	America Movil SAB de CV, Cl. L, ADR	9,424	16,872
2,400,000	Cable & Wireless Communications plc	1,913,075	2,628,809
2,000	China Mobile Ltd., ADR	33,988	112,660
2,000	China Unicom Hong Kong Ltd., ADR	16,278	24,120
171	M1 Ltd.	210	328
24,000	Millicom International Cellular SA, SDR	1,964,592	1,383,175
1,154	Mobile Telesystems PJSC	6,303	3,320
11,250	Mobile TeleSystems PJSC, ADR	175,074	69,525
100,000	NTT DoCoMo Inc.	1,438,659	2,066,642
2,000	SK Telecom Co. Ltd., ADR	32,986	40,300

See accompanying notes to financial statements.

4

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)

	Telecommunications (Continued)
400	SmarTone Telecommunications Holdings Ltd.	$207	$609
25,000	Turkcell Iletisim Hizmetleri A/S, ADR	404,775	212,250
40,000	United States Cellular Corp.†	1,791,484	1,632,400
33,009	Vodafone Group plc, ADR	1,347,560	1,064,870

		9,134,615	9,255,880

	TOTAL COMMUNICATIONS	38,717,828	43,176,843

	OTHER — 2.9%
	Aerospace — 0.3%
100,000	Rolls-Royce Holdings plc	809,939	847,670
9,270,000	Rolls-Royce Holdings plc, Cl. C†	14,293	13,666

		824,232	861,336

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	15,780

	Entertainment — 1.1%
130,000	Vivendi SA	3,886,366	2,805,786

	Investment Companies — 1.1%
22,000	Kinnevik Investment AB, Cl. A	695,776	686,730
75,000	Kinnevik Investment AB, Cl. B	3,018,270	2,327,799

		3,714,046	3,014,529

	Transportation — 0.4%
25,000	GATX Corp.	762,636	1,063,750

	TOTAL OTHER	9,217,491	7,761,181

	TOTAL COMMON STOCKS	204,463,819	261,566,679

	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Natural Gas Integrated — 0.0%
204,000	Kinder Morgan Inc., expire 05/25/17†	275,957	12,260

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 08/04/16†(b)	76,395	82,329

	TOTAL WARRANTS	352,352	94,589

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.3%
$8,812,000	U.S. Treasury Bills, 0.040% to 0.331%††, 01/07/16 to 06/23/16(c)	8,803,813	8,803,493

TOTAL INVESTMENTS — 100.0%		$213,619,984	270,464,761

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 13,837	Rolls-Royce Holdings plc, Cl. C(d)	06/28/16	(171)
(9,270,000 Shares)
888,127	Rolls-Royce Holdings plc(d)	06/28/16	(40,457)
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(40,628)

			Market Value

Other Assets and Liabilities (Net)			$84,182
PREFERRED STOCK
(1,154,188 preferred shares outstanding)			(51,332,200)

NET ASSETS — COMMON STOCK
(42,760,949 common shares outstanding)			$219,176,115

NET ASSET VALUE PER COMMON SHARE
($219,176,115 ÷ 42,760,949 shares outstanding)			$5.13

(a)	Securities, or a portion thereof, with a value of $6,558,600, are reserved and/or pledged with the custodian for current or potential holdings of swaps.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $82,329 or 0.03% of total investments.

(c)	At December 31, 2015, $1,000,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreements.
(d)	At December 31, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

5

The Gabelli Utility Trust

Statement of Assets and Liabilities December 31, 2015
Assets:
Investments, at value (cost $213,619,984)	$270,464,761
Cash	2,799
Receivable for investments sold	2,579,606
Dividends and interest receivable	433,854
Deferred offering expense	85,213
Prepaid expenses	4,622

Total Assets	273,570,855

Liabilities:
Foreign currency, at value (cost $58,551)	58,551
Distributions payable	20,376
Payable for investments purchased	2,382,694
Payable for investment advisory fees	181,981
Payable for payroll expenses	46,296
Payable for accounting fees	7,500
Payable for auction agent fees	189,972
Unrealized depreciation on swap contracts	40,628
Other accrued expenses	134,542

Total Liabilities	3,062,540

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$219,176,115

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$163,745,029
Accumulated net investment loss	(15,567)
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(1,354,826)
Net unrealized appreciation on investments	56,844,777
Net unrealized depreciation on swap contracts	(40,628)
Net unrealized depreciation on foreign currency translations	(2,670)

Net Assets	$219,176,115

Net Asset Value per Common Share:
($219,176,115 ÷ 42,760,949 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.13

Statement of Operations For the Year Ended December 31, 2015
Investment Income:
Dividends (net of foreign withholding taxes of $190,257)	$8,825,855
Interest	23,604

Total Investment Income	8,849,459

Expenses:
Investment advisory fees	2,858,115
Shareholder communications expenses	191,804
Shareholder services fees	117,701
Payroll expenses	114,493
Trustees’ fees	110,500
Legal and audit fees	85,306
Accounting fees	45,000
Custodian fees	43,196
Interest expense	138
Miscellaneous expenses	127,552

Total Expenses	3,693,805

Less:
Advisory fee reduction (See Note 3)	(513,322)
Expenses paid indirectly by broker (See Note 3)	(4,074)

Net Expenses	3,176,409

Net Investment Income	5,673,050

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	12,304,813
Net realized loss on swap contracts	(466,883)
Net realized loss on foreign currency transactions	(36,187)

Net realized gain on investments, swap contracts, and foreign currency transactions	11,801,743

Net change in unrealized appreciation/ depreciation:
on investments	(34,184,404)
on swap contracts	(35,642)
on foreign currency translations	8,506

Net change in unrealized appreciation/ depreciation on investments, swap contracts, and foreign currency translations	(34,211,540)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(22,409,797)

Net Decrease in Net Assets Resulting from Operations	(16,736,747)

Total Distributions to Preferred Shareholders	(1,990,939)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(18,727,686)

See accompanying notes to financial statements.

6

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Operations:
Net investment income	$5,673,050	$5,207,139
Net realized gain on investments, swap contracts, and foreign currency transactions	11,801,743	18,333,097
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(34,211,540)	10,958,871

Net Increase/(Decrease) in Net Assets Resulting from Operations	(16,736,747)	34,499,107

Distributions to Preferred Shareholders:
Net investment income	(563,356)	(388,571)
Net realized gain	(1,427,583)	(1,603,286)

Total Distributions to Preferred Shareholders	(1,990,939)	(1,991,857)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(18,727,686)	32,507,250

Distributions to Common Shareholders:
Net investment income	(4,575,789)	(4,153,329)
Net realized gain	(11,595,377)	(17,137,102)
Return of capital	(9,279,908)	(3,847,417)

Total Distributions to Common Shareholders	(25,451,074)	(25,137,848)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	3,643,963	3,284,381

Net Increase in Net Assets from Fund Share Transactions	3,643,963	3,284,381

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(40,534,797)	10,653,783

Net Assets Attributable to Common Shareholders:
Beginning of year	259,710,912	249,057,129

End of year (including undistributed net investment income of $0 and $0, respectively)	$219,176,115	$259,710,912

See accompanying notes to financial statements.

7

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$6.16		$5.98	$5.48	$5.69	$5.33

Net investment income (a)	0.13		0.13	0.14	0.15	0.15
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.53)		0.69	1.01	0.19	0.86

Total from investment operations	(0.40)		0.82	1.15	0.34	1.01

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)		(0.01)	(0.04)	(0.02)	(0.04)
Net realized gain	(0.03)		(0.04)	(0.01)	(0.04)	(0.02)

Total distributions to preferred shareholders	(0.04)		(0.05)	(0.05)	(0.06)	(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.44)		0.77	1.10	0.28	0.95

Distributions to Common Shareholders:
Net investment income	(0.11)		(0.11)	(0.12)	(0.14)	(0.11)
Net realized gain	(0.27)		(0.40)	(0.42)	(0.26)	(0.07)
Return of capital	(0.22)		(0.09)	(0.06)	(0.20)	(0.42)

Total distributions to common shareholders	(0.60)		(0.60)	(0.60)	(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.01	0.00 (b)	0.02	0.01
Increase in net asset value from common shares issued in rights offering	—		—	—	0.11	—
Offering costs for issuance of rights charged to paid-in capital	—		—	0.00 (b)	(0.02)	—

Total Fund share transactions	0.01		0.01	0.00 (b)	0.11	0.01

Net Asset Value Attributable to Common Shareholders, End of Year	$5.13		$6.16	$5.98	$5.48	$5.69

NAV total return†	(7.12)%		13.87%	20.99%	4.56%	16.90%

Market value, end of year	$5.70		$7.32	$6.39	$6.16	$7.80

Investment total return††	(14.15)%		25.32%	14.13%	(14.26)%	33.67%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$270,508		$311,044	$300,389	$277,069	$232,436
Net assets attributable to common shares, end of year (in 000’s)	$219,176		$259,711	$249,057	$225,737	$181,104
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.41%		2.06%	2.36%	2.84%	2.72%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.57	%(c)	1.59%	1.55%	1.75%	1.92%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.35	%(c)	1.59%	1.55%	1.59%	1.92%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.29	%(c)	1.32%	1.28%	1.36%	1.48%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.11	%(c)	1.32%	1.28%	1.23%	1.48%
Portfolio turnover rate	9%		17%	16%	3%	1%

See accompanying notes to financial statements.

8

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$28,832	$28,832	$28,832	$28,832	$28,832
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,153	1,153
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$25.55	$25.14	$25.25	$26.00	$25.47
Asset coverage per share (e)	$131.74	$151.49	$146.30	$134.94	$113.20
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$22,500	$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (f)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (e)	$131,744	$151,486	$146,297	$134,939	$113,202
Asset Coverage (g)	527%	606%	585%	540%	453%

†

For the years ended December 31, 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions at NAV on the ex-dividend date. The years ended 2012 and 2011 were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan, and adjustments for rights offerings.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

9

The Gabelli Utility Trust

Notes to Financial Statements

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”). Investments in open-end investment companies are valued at each Underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities

10

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$2,679,600	—	$0	$2,679,600
Natural Gas Utilities	24,832,389	$406,656	—	25,239,045
Other Industries (a)	182,710,010	—	—	182,710,010
COMMUNICATIONS
Other Industries (a)	43,176,843	—	—	43,176,843
OTHER
Aerospace	847,670	13,666	—	861,336
Other Industries (a)	6,899,845	—	—	6,899,845
Total Common Stocks	261,146,357	420,322	0	261,566,679
Warrants (a)	12,260	82,329	—	94,589
U.S. Government Obligations	—	8,803,493	—	8,803,493
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$261,158,617	$9,306,144	$0	$270,464,761
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACT:
Contract for Difference Swap Agreements	—	$(40,628)	—	$(40,628)
TOTAL OTHER FINANCIAL INSTRUMENTS	—	$(40,628)	—	$(40,628)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

During the year ended December 31, 2015, the Fund had transfers of $518,251 or 0.20% of net assets as of December 31, 2014, from Level 1 to Level 2. Transfers from Level 1 to Level 2 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

11

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:

$13,837 (9,270,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	06/28/16	$(171)
888,127 (100,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	06/28/16	(40,457)

				$(40,628)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2015 had an average monthly notional amount of approximately $1,273,856.

12

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

At December 31, 2015, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Contract for Difference Swap Agreements	$40,628	$—	$40,628

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2015:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
The Goldman Sachs Group, Inc.	$40,628	$(40,628)	—	—

As of December 31, 2015, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2015, the effect of equity contract for difference swap agreements can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2015, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective

13

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions, net realized loss on foreign currency transactions, and reclassifications of gains on investments in swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase undistributed net investment loss by $468,983 and to decrease distributions in excess of net realized gain on investments, swaps contracts, and foreign currency transactions by $488,893, with an offsetting adjustment to paid-in capital.

The Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in

14

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$5,456,485	$671,784	$4,490,813	$420,143
Net long term capital gains	10,714,681	1,319,155	16,799,618	1,571,714
Return of capital	9,279,908	—	3,847,417	—

Total distributions paid	$25,451,074	$1,990,939	$25,137,848	$1,991,857

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$55,451,462
Other temporary differences*	(20,376)

Total	$55,431,086

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$215,010,625	$71,965,755	$(16,511,619)	$55,454,136

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

15

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2015, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of Preferred Shares. Thus, advisory fees with respect to the liquidation value of the Preferred assets was reduced by $513,322.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $8,567 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,074.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015, the Fund paid or accrued $114,493 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $25,151,067 and $33,968,438, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2015 and the year ended 2014, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	596,586	$3,643,963	493,035	$3,284,381

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement

16

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

of Additional Information to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund may redeem at anytime, in whole or in part, the Series A Preferred and Series B Preferred at the redemption price. During the years ended December 31, 2015 and 2014, the Fund did not repurchase any shares of Series A Preferred or Series B Preferred.

The Series B Preferred dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150 basis points greater than the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2015	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 12/31/2015	Accrued Dividend at 12/31/2015
A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$18,020
B Auction Market	July 31, 2003	1,000	900	24,590,026	1.633% to 1.890%	1.885%	2,356

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The Gabelli Utility Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

18

The Gabelli Utility Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[3] :
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 1999*	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
John D. Gabelli Trustee Age: 71	Since 1999***	10	Senior Vice President of G.research, LLC	—
INDEPENDENT TRUSTEES[5] :
Anthony J. Colavita Trustee Age: 80	Since 1999**	36	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 77	Since 1999***	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Vincent D. Enright Trustee Age: 72	Since 1999*	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

19

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Frank J. Fahrenkopf Jr. Trustee Age: 76	Since 1999**	9	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Robert J. Morrissey Trustee Age: 76	Since 1999**	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board, Belmont Savings Bank
Kuni Nakamura Trustee Age: 47	Since 2012*	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—
Anthony R. Pustorino Trustee Age: 90	Since 1999***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)
Salvatore J. Zizza Trustee Age: 70	Since 1999**	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008
Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011
Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex
Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011
David I. Schachter Vice President and Ombudsman Age: 62	Since 1999	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

21

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Stock
	01/23/15	01/15/15	$0.05000	$0.01080	$0.02100	$0.01820	$6.02000
	02/20/15	02/12/15	0.05000	0.01080	0.02100	0.01820	6.05000
	03/24/15	03/17/15	0.05000	0.01080	0.02100	0.01820	5.59000
	04/23/15	04/16/15	0.05000	0.01080	0.02100	0.01820	5.78000
	05/21/15	05/14/15	0.05000	0.01080	0.02100	0.01820	5.59000
	06/23/15	06/16/15	0.05000	0.01080	0.02100	0.01820	5.41000
	07/24/15	07/17/15	0.05000	0.01080	0.02100	0.01820	5.43000
	08/24/15	08/17/15	0.05000	0.01080	0.02100	0.01820	5.50000
	09/23/15	09/16/15	0.05000	0.01080	0.02100	0.01820	5.04000
	10/23/15	10/16/15	0.05000	0.01080	0.02100	0.01820	5.35000
	11/20/15	11/13/15	0.05000	0.01080	0.02100	0.01820	5.17000
	12/18/15	12/11/15	0.05000	0.01080	0.02100	0.01820	4.97000

			$0.60000	$0.12960	$0.25200	$0.21840
5.625% Series A Cumulative Preferred Shares
	03/26/15	03/19/15	$0.35156	$0.11872	$0.23284
	06/26/15	06/19/15	0.35156	0.11872	0.23284
	09/28/15	09/21/15	0.35156	0.11872	0.23284
	12/28/15	12/18/15	0.35156	0.11872	0.23284

			$1.40625	$0.47490	$0.93135

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2015 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the fiscal year ended December 31, 2015 were $12,033,836, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2015, the Fund paid to common and 5.625% Series A Cumulative Preferred shareholders ordinary income dividends of $0.12960 and $0.47489 per share, respectively. For 2015, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 0.12% of ordinary income distribution was qualified interest income and 6.42% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Government securities was 0.10%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 3.3%.

22

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)
Common Stock
2015	$0.10800	$0.02160	$0.25200	$0.21840	$0.60000	$0.21840
2014	0.09960	0.00804	0.40104	0.09132	0.60000	0.09132
2013	0.14232	0.00576	0.39180	0.06012	0.60000	0.06012
2012	0.13920	—	0.26520	0.19560	0.60000	0.19560
2011	0.11520	0.05880	0.01080	0.41520	0.60000	0.41520
2010	0.07788	—	—	0.64212	0.72000	0.64212
2009	0.07596	—	—	0.64404	0.72000	0.64404
2008	0.10716	0.00360	0.04212	0.56712	0.72000	0.56712
2007	0.15458	0.03985	0.28795	0.23762	0.72000	0.23762
2006	0.15750	0.03900	0.52350	—	0.72000	—
5.625% Series A Cumulative Preferred Stock
2015	$0.39725	$0.07765	$0.93135	—	$1.40625	—
2014	0.27528	0.02227	1.10870	—	1.40625	—
2013	0.37067	0.01489	1.02069	—	1.40625	—
2012	0.48293	—	0.92332	—	1.40625	—
2011	0.87922	0.44909	0.07794	—	1.40625	—
2010	1.40625	—	—	—	1.40625	—
2009	1.40625	—	—	—	1.40625	—
2008	0.98590	0.03309	0.38726	—	1.40625	—
2007	0.44768	0.11663	0.84194	—	1.40625	—
2006	0.30694	0.07589	1.02342	—	1.40625	—
Series B Auction Market Cumulative Preferred Stock
2015	—	—	—	—	—	—
2014	$80.26781	$6.49443	$323.28776	—	$410.05000	—
2013	110.25405	4.42978	303.60617	—	418.29000	—
2012	137.82644	—	263.51356	—	401.34000	—
2011	228.93287	116.93418	20.29295	—	366.16000	—
2010	381.65000	—	—	—	381.65000	—
2009	388.12000	—	—	—	388.12000	—
2008	663.22018	22.26115	260.50866	—	945.99000	—
2007	426.72648	111.17336	802.52016	—	1,340.42000	—
2006	266.52830	65.89950	888.68220	—	1,221.11000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Non-taxable.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GUT Q4/2015

Base Prospectus dated April 19, 2016

PROSPECTUS

$300,000,000

The Gabelli Utility Trust

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Notes

Investment Objective.    The Gabelli Utility Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. The Fund was organized under the laws of the State of Delaware on February 25, 1999. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved.

We may offer, from time to time, in one or more offerings, our common shares, par value $0.001 per share, our preferred shares, par value $0.001 per share, our subscription rights to purchase our common shares or preferred shares or our promissory notes. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” Our 5.625% Series A Cumulative Preferred Shares, liquidation value $25.00 per share, are listed on the NYSE under the symbol “GUTPrA.” Our Series B Auction Market Preferred Shares, liquidation value $25,000 per share, are unlisted. On April 18, 2016, the last reported sale price of our common shares on the NYSE was $6.02 per share. The net asset value of the Fund’s common shares at the close of business on April 18, 2016 was $5.63 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 37 for factors that should be considered before investing in shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated April 19, 2016, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 75 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554), by accessing our web site (http://www.gabelli.com) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated April 19, 2016 (the “SAI”).

The Fund

The Gabelli Utility Trust is a diversified, closed-end management investment company organized under the laws of the State of Delaware on February 25, 1999. Throughout this Prospectus, we refer to The
Gabelli Utility Trust as the “Fund” or as “we.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “GUT,” and any newly issued common shares issued will trade under the same symbol. As of December 31,
2015, the net assets of the Fund attributable to its common shares were
$219,176,115. As of December 31, 2015, the Fund had outstanding
42,760,949 common shares; 1,153,288 shares of 5.625% Series A
Cumulative Preferred Shares, liquidation preference $25 per share (the
“Series A Preferred”); and 900 shares of Series B Auction Market
Preferred Shares, liquidation preference $25,000 per share (the “Series
B Preferred”). The Series A Preferred and the Series B Preferred have the same seniority with respect to distributions and liquidation preference. On April 18, 2016 the last reported sale price of our common shares on the NYSE was $6.02 per share. The net asset value of the Fund’s common shares at the close of business on April 18,
2016 was $5.63 per share.

The Offering	We may offer, from time to time, in one or more offerings, our common shares, $0.001 par value per share, our preferred shares, $0.001 par value per share, or our promissory notes. The preferred shares are expected to be fixed rate preferred shares. The shares or notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). We may also offer subscription rights to purchase our common shares or preferred shares. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities.

Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. The Fund may invest in securities across all market capitalization ranges.

No assurance can be given that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees of the Fund (the “Board”). The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below. As of December 31, 2015, 42,760,949 common shares of the Fund were outstanding.

Preferred Shares	Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares (“Fixed Rate Preferred Shares”). Any Fixed Rate Preferred Shares issued by the Fund will pay distributions at a fixed rate, which may be reset after an initial period. As of December 31, 2015, 1,153,288 shares of Series A Preferred and 900 shares of Series B Preferred were outstanding. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and

Special Considerations—Leverage Risk” and “Investment Objectives and Policies—Certain Investment Practices—Leverage.” The Fund may also engage in investment management techniques, which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money to the extent permitted by applicable law in accordance with its investment restrictions.

Dividends and Distributions

Preferred Share Distributions.   In accordance with the Fund’s Declaration of Trust as amended and supplemented (including the statements of preferences thereto) (the “Governing Documents”), and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. Any amount in excess of a shareholder’s remaining adjusted tax basis will constitute gain to such shareholder.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2015, were comprised of net investment income, short term capital gains, and long term capital gains.

Common Share Distributions.   In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be modified at any time by the Board. As of January 2011, the Fund pays to its common shareholders a distribution of $0.05 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits.

For the fiscal year ended December 31, 2015, the Fund made distributions of $0.60 per common share, of which approximately $0.22 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. Portions of the distributions to common shareholders for each of the past nine years have constituted a return of capital. Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2016. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year. The Board monitors and reviews the Fund’s common share distribution policy on a regular basis.

Limitations on Distributions.   If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares), and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of the debt outstanding. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital shares even if the asset coverage ratio on its indebtedness falls below 300%. See “Dividends and Distributions.”

Payment on Notes

Under applicable state law and our Governing Documents, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds

The Fund will use the net proceeds from an offering to purchase portfolio securities in accordance with its investment objective and policies. See “Use of Proceeds.” Proceeds will be invested as appropriate investment opportunities are identified, which is anticipated to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. The Investment Adviser (as defined below) may also use the proceeds to call existing series of preferred shares.

Exchange Listing

The Fund’s outstanding common shares are listed on the NYSE under the trading or “ticker” symbol “GUT.” Currently, the Series A Preferred is listed on the NYSE under the symbol “GUT PrA.” See “Description of the Shares.” Any additional series of Fixed Rate Preferred Shares issued by the Fund would also likely be listed on the NYSE. Subscription rights issued by the Fund may also be listed on a securities exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will continue to trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed Rate Preferred Shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully. See “Risk Factors and Special Considerations.”

Industry Concentration Risk.   The Fund invests a significant portion of its assets in foreign and domestic companies in the Utility Industry (as defined under “Investment Objective and Policies”) and, as a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, inflation cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. As a consequence of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See “Risk Factors and Special Considerations—Industry Concentration Risk.”

Non-Investment Grade Securities.   The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or “Caa” or lower by Moody’s Investors Services, Inc. (“Moody’s”), or non-rated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than “BBB” by S&P or “Baa” by Moody’s are often referred to in the financial press as “junk bonds.” See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

Foreign Securities.   There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See “Risk Factors and Special Considerations—Foreign Securities.”

Small and Mid-Cap Stock Risk.   The Fund may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Dependence on Key Personnel.   The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Leverage Risk.   The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred shares. As of December 31, 2015, the amount of leverage represented approximately 19% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Taxation.”

Special Risks to Holders of Fixed Rate Preferred Shares.   Prior to any offering, there will be no public market for Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Our Subscription Rights.   The issuance of subscription rights to purchase our common shares may substantially dilute the aggregate net asset value of the common shares owned by shareholders who do not fully exercise their rights in the offering. Shareholders who do not exercise their rights to purchase common shares will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Potential Dilution in Rights Offerings.   To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. Specifically, if the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date of the rights offering, a shareholder will experience an immediate dilution of the aggregate net asset value of their shares if the shareholder does not participate in the offering and the shareholder will experience a reduction in the net asset value per share of their shares whether or not the shareholder participates in the offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise his or her subscription rights because the Fund does not know what the net asset value per share will be when a rights offering expires or what proportion of the rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common shares of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Common Share Distribution Policy Risk.   The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.05 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2015, the Fund made distributions of $0.60 per common share, of which approximately $0.22 per share is deemed a return of capital. Portions of the distributions to common shareholders for each of the past eight years have constituted a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during twelve of the seventeen fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current or accumulated earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund.

Interest Rate Transactions.   The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of the Series B Preferred. Through these transactions, the Fund would seek to obtain the equivalent of a fixed rate for the Series B Preferred that is lower than the rate the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

Market Discount Risk.   Common shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s common shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

Equity Risk.   Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Our Notes.   An investment in our notes is subject to special risks. There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes.”

Note Risk.   If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees. See “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Common Shares.”

Market Disruption and Geopolitical Risk.   The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, terrorist attacks in the United States and around the world, social and political discord, the European debt crisis, and downgrades of U.S. government securities, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Status as a Regulated Investment Company.   The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Anti-Takeover Provisions.   The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Special Risks of Derivative Transactions.   The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, swaps contracts, futures contracts and options on futures contracts, swaps contracts, securities indices and foreign currencies include:

• dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

• imperfect correlation between the price of options, futures and swaps contracts and options thereon and movements in the prices of the securities or currencies being hedged;

• the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

• the possible absence of a liquid secondary market for any particular instrument at any time;

• the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

• the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

Futures Transactions.   The Fund may make investments in futures and options on futures. Risks include, but are not limited to, the following:

• no assurance that futures contracts or options on futures can be offset at favorable prices;

• possible reduction of the yield of the Fund due to the use of hedging;

• possible reduction in value of both the securities hedged and the hedging instrument;

• possible lack of liquidity due to daily limits or price fluctuations;

• imperfect correlation between the contracts and the securities being hedged; and

• losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Forward Currency Exchange Contracts.   The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Swap Agreements.   Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Asset Segregation Risk.   The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Management Risk.   The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Temporary Investments.   During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student

Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Emerging Markets Risk.   The Fund may invest its assets in foreign securities without limitation, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; potential for sanctions; less developed legal systems; and less reliable securities custodial services and settlement practices.

Management and Fees	Gabelli Funds, LLC serves as the Fund’s investment adviser. The Investment Adviser’s fee is computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). The fee paid by the Fund may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series A Preferred and Series B Preferred during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate of the Series A Preferred or the stated dividend rate or corresponding swap rate of the Series B

Preferred for the period. In other words, if the effective cost of the leverage for the Series A Preferred or the Series B Preferred exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and, except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Preferred, may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See “Management of the Fund.”

For the year ended December 31, 2015, the Fund’s total return on the net asset value of the common shares did not exceed the stated dividend rate or net swap expense on all of the outstanding preferred shares. Therefore, management fees were not accrued on the Fund’s assets attributable to the Series A Preferred and Series B Preferred.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semiannual report to shareholders dated June 30, 2015.

Repurchase of Shares

The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from net asset value. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the amount of common shares that could be repurchased. Through December 31, 2015, the Fund had not repurchased any common shares in the open market. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.” Through December 31, 2015, the Fund has repurchased and retired 46,712 shares of the Series A Preferred and redeemed 100 shares of the Series B Preferred.

Anti-Takeover Provisions	Certain provisions of the Fund’s Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund (together with a separate class vote by the holders of any preferred shares outstanding) is necessary to authorize amendments to the Fund’s Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, the holders of the preferred shares have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon Corporation (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

BNY Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred. See “Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including the offering expenses of preferred shares and notes.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.36%(1)
Offering Expenses (excluding Preferred Share Offering Expenses) (as a percentage of offering price)	0.51%(1)
Dividend Reinvestment Plan Fees	None(2)
Preferred Share Offering Expenses (as a percentage of net assets attributable to common shares)	0.06%(3)

	Percentage of Net Assets Attributable to Common Shares(1)
Annual Expenses
Management Fees	1.22%	(4)
Interest on Borrowed Funds	None
Other Expenses	0.23%	(5)

Total Annual Expenses	1.45%
Dividends on Preferred Shares	0.94%	(6)

Total Annual Expenses and Dividends on Preferred Shares	2.39%

(1)	Estimated maximum amount based on offering of $250 million in common shares and $50 million in preferred shares. The estimates assume a 1% sales load on common shares and $1,262,000 in common offering expenses, and 3.15% sales load on preferred shares and $300,000 in preferred offering expenses. Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.

(2)	There are no fees charged to shareholders for participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. However, shareholders participating in the Plan that elect to make additional cash purchases under the Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

(3)	Assumes issuance of $50 million in liquidation preference of Fixed Rate Preferred Shares, net assets attributable to common shares of approximately $469.2 million (which includes issuance of $250 million in common shares) and $300,000 in preferred offering expenses. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure.

(5)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

(6)	The Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding and the proposed $50 million of preferred shares at 5.50%.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load on common shares of $10 and on preferred shares of $31.50 and estimated offering expenses of $3.33 from the issuance of $250 million in common shares and $50 million in preferred shares) you would pay on a $1,000 investment in common shares followed by the preferred shares offering, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$41	$90	$142	$285

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$31	$62	$95	$187

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the five fiscal years ended December 31, 2015, 2014, 2013, 2012, and 2011 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2015	2014	2013	2012	2011

Operating Performance:
Net asset value, beginning of year	$6.16	$5.98	$5.48	$5.69	$5.33

Net investment income(a)	0.13	0.13	0.14	0.15	0.15
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	(0.53)	0.69	1.01	0.19	0.86

Total from investment operations	(0.40)	0.82	1.15	0.34	1.01

Distributions to Preferred Shareholders:(a)
Net investment income	(0.01)	(0.01)	(0.04)	(0.02)	(0.04)
Net realized gain	(0.03)	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions to preferred shareholders	(0.04)	(0.05)	(0.05)	(0.06)	(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.44)	0.77	1.10	0.28	0.95

Distributions to Common Shareholders:
Net investment income	(0.11)	(0.11)	(0.12)	(0.14)	(0.11)
Net realized gain	(0.27)	(0.40)	(0.42)	(0.26)	(0.07)
Return of capital	(0.22)	(0.09)	(0.06)	(0.20)	(0.42)

Total distributions to common shareholders	(0.60)	(0.60)	(0.60)	(0.60)	(0.60)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01	0.01	0.00 (b)	0.02	0.01
Increase in net asset value from common shares issued in rights offering	—	—	—	0.11	—
Offering costs for issuance of rights charged to paid-in capital	—	—	0.00 (b)	(0.02)	—

Total Fund share transactions	0.01	0.01	0.00 (b)	0.11	0.01

Net Asset Value Attributable to Common Shareholders, End of Year	$5.13	$6.16	$5.98	$5.48	$5.69

NAV total return†	(7.12)%	13.87%	20.99%	4.56%	16.90%

Market value, end of year	$5.70	$7.32	$6.39	$6.16	$7.80

Investment total return††	(14.15)%	25.32%	14.13%	(14.26)%	33.67%

	Year Ended December 31,
	2015		2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$270,508		$311,044	$300,389	$277,069	$232,436
Net assets attributable to common shares, end of year (in 000’s)	$219,176		$259,711	$249,057	$225,737	$181,104
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.41%		2.06%	2.36%	2.84%	2.72%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.57	%(c)	1.59%	1.55%	1.75%	1.92%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.35	%(c)	1.59%	1.55%	1.59%	1.92%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.29	%(c)	1.32%	1.28%	1.36%	1.48%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.11	%(c)	1.32%	1.28%	1.23%	1.48%
Portfolio turnover rate	9%		17%	16%	3%	1%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$28,832		$28,832	$28,832	$28,832	$28,832
Total shares outstanding (in 000’s)	1,153		1,153	1,153	1,153	1,153
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00
Average market value(d)	$25.55		$25.14	$25.25	$26.00	$25.47
Asset coverage per share(e)	$131.74		$151.49	$146.30	$134.94	$113.20
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$22,500		$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1		1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000
Liquidation value(f)	$25,000		$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$131,744		$151,486	$146,297	$134,939	$113,202
Asset Coverage(g)	527%		606%	585%	540%	453%

†	For the years ended December 31, 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions at NAV on the ex-dividend date. The years ended 2012 and 2011 were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan, and adjustments for rights offerings.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Based on weekly prices.
(e)	Asset coverage per share is calculated by combining all series of preferred shares.
(f)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(g)	Asset coverage is calculated by combining all series of preferred shares.

	Year Ended December 31,
	2010	2009	2008		2007	2006
Operating Performance:
Net asset value, beginning of period	$5.20	$5.09	$8.18		$8.19	$6.98

Net investment income	0.15	0.17	0.18		0.19	0.17
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.73	0.69	(2.48)		0.61	1.84

Total from investment operations	0.88	0.86	(2.30)		0.80	2.01

Distributions to Preferred Shareholders:(a)
Net investment income	(0.06)	(0.06)	(0.06)		(0.03)	(0.02)
Net realized gain	—	—	(0.03)		(0.07)	(0.08)

Total distributions to preferred shareholders	(0.06)	(0.06)	(0.09)		(0.10)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.82	0.80	(2.39)		0.70	1.91

Distributions to Common Shareholders:
Net investment income	(0.08)	(0.08)	(0.10)		(0.16)	(0.16)
Net realized gain	—	—	(0.04)		(0.33)	(0.56)
Paid-in capital	(0.64)	(0.64)	(0.58)		(0.23)	—

Total distributions to common shareholders	(0.72)	(0.72)	(0.72)		(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.03	0.03	0.02		0.01	0.02
Increase in net asset value from repurchase of preferred shares	—	0.00 (g)	0.00	(g)	0.00 (g)	—
Offering costs for issuance of rights charged to paid-in capital	—	—	(0.00	)(g)	—	0.00 (g)

Total fund share transactions	0.03	0.03	0.02		0.01	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.33	$5.20	$5.09		$8.18	$8.19

NAV total return†	13.76%	14.19%	(31.68)%		8.08%	27.46%

Market value, end of period	$6.39	$9.02	$5.90		$9.50	$9.94

Investment total return††	(21.38)%	70.88%	(31.81)%		3.42%	16.47%

	Year Ended December 31,
	2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$218,843	$212,179	$206,724	$300,210	$297,511
Net assets attributable to common shares, end of period (in 000’s)	$167,511	$160,847	$154,898	$245,617	$242,906
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.01%	3.68%	2.68%	2.03%	2.24%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.93%	2.04%	1.77%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any(b)(c)	1.91%	2.04%	1.50%	1.63%	1.75%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.45%	1.50%	1.39%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any(b)(c)	1.44%	1.50%	1.18%	1.34%	1.40%
Portfolio turnover rate†††	1%	4%	14%	13%	33%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832	$28,832	$29,326	$29,593	$29,605
Total shares outstanding (in 000’s)	1,153	1,153	1,173	1,184	1,184
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(d)	$25.15	$23.86	$22.76	$23.36	$23.80
Asset coverage per share	$106.58	$103.34	$99.72	$137.48	$136.21
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$22,500	$25,000	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(e)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$106,582	$103,336	$99,721	$137,478	$136,210
Asset Coverage(f)	426%	413%	399%	550%	545%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 29% and 34%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits for the year ended December 31, 2007, the ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the years ended December 31, 2009, 2008, and 2006, the effect of Custodian Fee Credits was minimal. For the year ended December 31, 2010, there were no Custodian Fee Credits.
(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the years ended December 31, 2010, 2009, and 2008, the effect of interest expense was minimal.
(d)	Based on weekly prices.
(e)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(f)	Asset coverage is calculated by combining all series of preferred shares.
(g)	Amount represents less than $0.005 per share.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. The Investment Adviser may also use the proceeds to call existing series of preferred shares.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of the State of Delaware on February 25, 1999. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422 and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The remaining 20% of its assets may be invested in other securities including stocks, equity securities, debt obligations and money market instruments, as well as certain derivative instruments in the Utility Industry or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. When the Fund is invested in these instruments for temporary or defensive purposes it may not achieve its investment objective.

The investment policy of the Fund relating to the type of securities in which at least 80% of the Fund’s total assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund’s performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. The Fund may invest in securities across all market capitalization ranges.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•

the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Corporate Reorganizations.    The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

Temporary Defensive Investments.    Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

Non-Investment Grade Securities.    The Fund may invest up to 25% of its total assets in fixed income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s, or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are often referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such non-investment grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of securities of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issuer to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Options.    On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government obligations or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures.    On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

The Investment Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser were required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Interest Rate Futures Contracts and Options Thereon.    The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the obligations of the Fund with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of the Fund from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Swap Contracts.    On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines established by the Board, enter into swap transactions, including total rate of return, credit default, interest rate or other types of swaps and related derivatives. Swap contracts generally will be used by the Fund for the purpose of seeking to increase the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical swap transaction on an equity security, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Securities Index Futures Contracts and Options Thereon.    Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Currency Futures and Options Thereon.    Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Forward Currency Exchange Contracts.    Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Asset Segregation Risk.    The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

When Issued, Delayed Delivery Securities and Forward Commitments.    The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales Against the Box.    The Fund may from time to time make short sales of securities. The market value for the securities sold short by any one issuer will not exceed 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The Fund may also make short sales “against the box.” A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

Repurchase Agreements.    The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Leverage.    As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing shares, such as preferred shares, so long as immediately following such issuance of shares, its total assets exceed 200% of the amount of such shares. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Investment Restrictions.    The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Portfolio Turnover.    The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2014 and 2015 were 17% and 9%, respectively.

Long Term Objective.    The Fund is intended for investors seeking long term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to benefit from short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives as well as the shareholder’s other investments when considering investing in the Fund.

Loans of Portfolio Securities.    To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing.    The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes.

See “Investment Objective and Policies—Investment Practices” in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Under normal market conditions, the Fund will invest at least 80% of its total assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the common shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.

Sector Risk.    The Fund concentrates its investments in the Utility Industry. As a result, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by traditional utility companies may change in response to interest rate changes. There is no guarantee that this relationship will continue.

Government Regulation.    Companies in certain sectors of the Utility Industry (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which the Fund invests from making certain investments that they would otherwise make. Other regulations may cause Utility Industry companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer’s common shares. Additionally, existing and possible future regulatory legislation may make it even more difficult for companies in the Utility Industry to obtain adequate relief from rate regulation.

Regulatory considerations limit the percentage of the shares of a public utility held by a fund or by an adviser and its affiliates on behalf of all their clients. Various types of ownership restrictions are imposed by the Federal Communications Commission (“FCC”) on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund’s ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

Deregulation.    Changing regulation constitutes one of the industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long term prospects. The deregulation of certain utility companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies’ fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies—regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

Financing.    Currently, companies in the Utility Industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utility Industry have also encountered such financing difficulties during inflationary periods.

Equipment and Supplies.    Traditional utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

Electric utilities may be burdened by unexpected increases in operating costs. They may also be negatively affected when long term interest rates rise. Long term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, cap and trade or other programs designed to reduce carbon dioxide and other greenhouse emissions, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Long Term Objective: Not a Complete Investment Program

The Fund is intended for investors seeking long term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Market Value and Net Asset Value

The Fund is a diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed shares will trade at, below or above net asset value. Shortly after the inception of the Fund, the market price of the Fund exceeded the net asset value (the “NAV”) and the premium continues today. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current NAV. Shareholders will incur brokerage or other transaction costs to sell shares.

Non-Investment Grade Securities

The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions.

Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.

The market value of non-investment grade securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates. Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Foreign Securities

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The Fund may invest its assets in foreign securities without limitation, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Small and Mid-Cap Stock Risk

The Fund may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options, futures or swaps markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•

the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps, and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

See “Risk Factors and Special Considerations—Futures Transactions.”

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

For a further description, see “Investment Objective and Policies—Investment Practices” in the SAI.

Swap Agreements

Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation as a result of the Dodd-Frank Act or otherwise, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objective and Policies—Investment Practices” in the SAI.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Non-investment grade securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment grade securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Special Risks Related to Fund Investments in Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

•

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Non-Cumulative Dividends.    Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•

Limited Voting Rights.    Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•	Phantom Income. Some preferred securities are classified as debt for U.S. federal income tax purposes.

Special Risks to Holders of Notes

There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks of Notes to Holders of Common Shares

If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees.

Special Risks for Holders of Subscription Rights

The issuance of subscription rights to purchase our common shares may substantially dilute the aggregate net asset value of the common shares owned by shareholders who do not fully exercise their rights in the offering. Shareholders who do not exercise their rights to purchase common shares will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be subject to duplicative investment expenses.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

For a further description of such loans of portfolio securities, see “Investment Objective and Policies—Certain Investment Practices—Loans of Portfolio Securities.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Leverage Risk

The Fund uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2015, the amount of leverage represented approximately 19% of the Fund’s total assets. The Series A Preferred and Series B Preferred have the same seniority with respect to distributions and liquidation preference. Preferred shares have seniority over common shares.

The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies.

•

Preferred Share Risk.    The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.

This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility.    In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

•

Impact on Common Shares.    The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 18% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 4.73%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.02% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(13.46)%	(7.36)%	(1.26)%	4.84%	10.93%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments. The Fund’s shares are leveraged, and the risks and special considerations related to leverage described in this prospectus apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Special Risks to Holders of Fixed Rate Preferred Shares

•

Illiquidity Prior to Exchange Listing.    Prior to the offering, there will be no public market for any additional series of Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

•	Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Common Share Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.05 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. For the fiscal year ended December 31, 2015, the Fund made distributions of $0.60 per common share, of which approximately $0.22 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during twelve of the seventeen fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or Fitch Ratings Inc. (“Fitch”) on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of the Series B Preferred in order to manage the impact on its portfolio of changes in the dividend rate of such shares. At present, the Fund has not entered into an interest rate swap on a percentage of its outstanding Series B Preferred. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for the Series B Preferred that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Series B Preferred. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred shares dividends or distributions when due in accordance with the statement of preferences of the Series B Preferred even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the Series B Preferred. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the Series B Preferred. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Series B Preferred. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the statement of preferences for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund generally may redeem the Series B Preferred, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, terrorist attacks in the United States and around the world, social and political discord, the European debt crisis, and downgrades of U.S. government securities, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or Fitch on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF THE FUND

General

The Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”), the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

The Investment Adviser

The Investment Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31, 2015. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments and the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.8 billion as of December 31, 2015; Teton Advisors, Inc., with assets under management of approximately $1.5 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $939 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $38 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

The Investment Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant’s services, stock exchange listing fees, expenses relating to the offering of preferred shares, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend disbursing agent expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund’s officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Advisory Agreement

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the Fund’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2015, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). The fee paid by the Fund may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series A Preferred and Series B Preferred during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate of the Series A Preferred or the stated dividend rate or corresponding swap rate of the Series B Preferred for the period. In other words, if the effective cost of the leverage for the Series A Preferred or the Series B Preferred exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and, except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Preferred, may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

For the year ended December 31, 2015, the Fund’s total return on the net asset value of the common shares did not exceed the stated dividend rate on any of the outstanding preferred shares. Therefore, management fees were not accrued on the Fund’s assets attributable to the Series A Preferred and Series B Preferred.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s semiannual report to shareholders for the six months ended June 30, 2015.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Fund, or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

Mario J. Gabelli, CFA, is currently and has been responsible for the day to day management of the Fund since its inception. Mr. Gabelli serves as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital, Chief Investment Officer—Value Portfolios for GBL, the Investment Adviser and GAMCO Asset Management Inc., Chief Executive Officer and Chief Investment Officer of GGCP, and a director or officer of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli fund family (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day to day management of the Fund. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser, GAMCO Asset Management Inc., and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund has a policy, which may be modified at any time by its Board, of paying distributions on its common shares of $0.05 per share per month. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell their shares. A portion of the Fund’s distributions on its common shares to date have included or have been estimated to include a return of capital. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. The Fund pays on its common shares a distribution of $0.05 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code. Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain or capital available. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and net capital gain. For the fiscal year ended December 31, 2015, the Fund made distributions of $0.60 per common share, of which approximately $0.22 per share is deemed a return of capital. Portions of the distributions to common shareholders for each of the past eight years have constituted a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2016.

If, for any calendar year, the total distributions exceed current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets more than otherwise and, therefore, have the likely effect of increasing its expense ratio more than otherwise, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semiannually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per share of common shares at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares’ terms. If the total distributions required by the proposed periodic pay-out policy exceeds the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital. If the Fund’s net investment income (including net short term capital gains) and net long term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long term capital gains over its net short term capital losses, if any.

ISSUANCE OF COMMON SHARES

During the twelve months ended December 31, 2015, the Fund did not issue common shares of beneficial interest, other than shares of beneficial interest issued pursuant to its dividend reinvestment policy. G.research, an affiliate of Gabelli Funds, LLC, the Fund’s Investment Adviser, may act as dealer-manager for future offerings.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Plan. The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value.

Be advised that the common shares of The Gabelli Utility Trust have traded at excessive premiums (whereby the market price is much greater than the underlying net asset value). Dividend reinvestment may be made at the excessive premium, which is not likely to be sustainable.

All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of

“street name” and re-registered in your own name. Once registered in your own name, your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s shares, subscription rights and notes. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board. The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below.

The common shares of the Fund are listed on the NYSE under the symbol “GUT” and began trading July 9, 1999. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2014 through December 31, 2014 was 72,961 shares. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2015 through December 31, 2015 was 67,820 shares.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the Fund’s seventeen year history, the range fluctuated from a 78% premium in January 2010 to a 3% discount in November 2000. As of December 31, 2015, the Fund trades at an approximately 11% premium to its NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels, dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has determined that such repurchase may be made when the common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its common shares for a price below its NAV, the NAV of the common shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common shares will reduce the net income of the Fund.

The Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. The Fund’s common shareholders and preferred shareholders vote together as a single class, except that the preferred shareholders vote as a separate class to elect two of the trustees of the Fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Plan. For a more detailed discussion of the Plan, see “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Book Entry

The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of December 31, 2015, the Fund had outstanding 1,153,288 shares of Series A Preferred and 900 shares of Series B Preferred.

At all times, holders of shares of the Fund’s preferred shares outstanding, voting as a single class, will be entitled to elect two members of the Board, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining trustees. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Distributions on the Series A Preferred accumulate at an annual rate of 5.625% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Fund’s outstanding Series A Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund at any time. The Series A Preferred is listed and traded on the NYSE under the symbol “GUT PrA.”

Distributions on the Series B Preferred accumulate at a variable maximum rate based on short term rates. At present, the maximum rate is equal to 150% of the applicable LIBOR rate determined on each calculation date. Prior to the failing of auctions for the Fund’s Series B Preferred, these securities paid dividends set at a weekly auction. The liquidation preference of the Series B Preferred is $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared). The Fund generally may redeem the outstanding Series B Preferred, in whole or in part, at any time other than during a non-call period. The Series B Preferred is not traded on any public exchange.

If the Fund issues any additional series of preferred shares, it will pay dividends to the holders at a fixed rate, which may be reset after an initial period, as described in the Prospectus Supplement accompanying each preferred shares offering.

The following table shows (i) the classification of shares, (ii) the number of shares authorized in each class and (iii) the number of shares outstanding in each class as of December 31, 2015.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	unlimited	42,760,949
Series A Preferred	unlimited	1,153,288
Series B Preferred	unlimited	900

As of December 31, 2015, the Fund does not hold any shares for its account.

Upon a liquidation, each holder of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other class of capital shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred shares ranks on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of capital shares senior to the preferred shares.

Rating Agency Guidelines.    The Fund expects that it will be required under Moody’s and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares with respect to the separate guidelines Moody’s and Fitch has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is calculated as set out in the organizational documents for each series of preferred shares.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “—Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and Fitch. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and Fitch, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

Among the modifications or amendments of the statements of preferences that would not be held to adversely affect the rights and preferences of the preferred shares would be the following:

•

a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

•

a modification of the calculation of the adjusted value of the Fund’s eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

As described by Moody’s and Fitch, the ratings (if any) assigned to each series of preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each such series. The ratings on these series of preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines apply to each series of preferred shares only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s and Fitch for rating the preferred shares.

Asset Maintenance Requirements.    In addition to the requirements described under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding. The Fund is required under the statement of preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 49 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Series B Preferred, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage.

Distributions.    In connection with the offering of one or more additional series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a constant fixed rate or a fixed rate that changes after an initial period (e.g., one year). Holders of such Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements.    The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured within 49 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Series B Preferred Shares, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the statement of preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any additional series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by as great as 110% of the rating agency asset coverage.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all shares of a series of preferred shares are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares.    Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of its Governing Documents, the 1940 Act and Delaware law.

Redemption Procedures.    A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), nor more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the statement of preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares will not have the right to redeem any of their shares at their option, unless specifically provided in the Governing Documents.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, specified in the Fund’s Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable statement of preferences creating such shares, then the number of Trustees constituting the Board will be adjusted such that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the applicable statement of preferences, so as to in the aggregate adversely affect any of the rights and preferences set forth in the applicable statement of preferences with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which in the aggregate adversely affect the rights and preferences expressly set forth in the applicable statement of preferences with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series materially adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently).

Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objective and Policies” and “Investment Restrictions” in this Prospectus and the SAI. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

The applicable statement of preferences, including the calculation of the elements and definitions of certain terms of the rating agency guidelines, may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares by any rating agency then rating the preferred shares at the request of the Fund, as the case may be, and are in the aggregate in the best interests of the holders of preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Book Entry.    Fixed Rate Preferred Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.

Subscription Rights

General.    We may issue subscription rights to holders of our (i) common shares to purchase common or preferred shares or (ii) preferred shares to purchase preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred shares, we would distribute certificates or other documentation evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of the subscription rights in respect of which this Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share or each preferred share;

•	the number of rights required to purchase a single common share or single preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights.    A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash (or, for preferred shares, outstanding preferred shares or a combination of cash and outstanding preferred shares) such number of common shares or preferred shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement, subject to any extension. After the close of business on the expiration date, all unexercised subscription rights would become void. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the subscription rights agent, or any other office indicated in the Prospectus Supplement, the common shares or preferred shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Notes

General.    Under applicable state law and our Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	the credit rating of the notes, if any; and

•	any other terms of the securities.

Interest.    The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it may trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes

Any one of the following events may constitute an “event of default” for that series under the indenture or other governing document relating to the notes. The Prospectus Supplement will describe the actual “events of default” for any notes issued. The events noted below are for illustrative purposes only:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the indenture or other governing document, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with the Fund. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    The notes generally will have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the indenture or other governing document relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or other borrowings (if any), note holders may be granted voting rights in the event of default in the payment of interest on or repayment of principal. In the event the Fund fails to maintain 100% asset coverage of any notes outstanding for a period of time (generally 12 consecutive calendar months), the holders of the notes will have the right to elect a majority of the Fund’s trustees.

Market.    Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with adequate liquidity.

Book-Entry, Delivery and Form.    Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture or other governing document. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the indenture or other governing document, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture or other governing document.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent.    Information regarding the trustee under the indenture or other governing document, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, or (iii) the ability of the Fund’s trustees or shareholders to amend the Governing

Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s trustees expires each year, one class of the Fund’s trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See “Trustees and Officers.” A trustee of the Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by no less than two-thirds of the aggregate number of votes entitled to be cast for the election of such Trustee. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, dissolution, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	the merger or consolidation of the Fund with or into any other entity;

•

the issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

•

the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); and

•

the purchase of the Fund’s common shares by the Fund from any other person or entity if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board of Trustees has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other shares at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a diversified, closed-end, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund’s common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interests in the Fund. Shares repurchased by the Fund will be retired and will not be available for reissuance. The Fund may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the NAV of the Fund’s shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the NAV of the Fund’s shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gains but at the same time increases exposure to capital risk.

When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

The Fund does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board will decide to take any such tender offers in the future, or, if undertaken, that they will reduce any market discount if the Fund’s shares trade at a market discount in the future.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its common shares or preferred shares to its common shareholders or its preferred shareholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board. In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have had more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings.    The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth herein do not constitute tax advice.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)  The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of shares, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)  The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gain over net long term capital loss and other taxable income, other than any net long term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss and taking into account certain deferrals and elections) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long term capital gains, if any, that the Fund reports as capital gains dividends (“capital gain dividends”) are taxable as long term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long term capital gains (generally subject to federal income tax rates for an individual of either 15% or 20% depending on whether an individual’s income exceeds certain threshold amounts) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

A 3.8% Medicare contribution surcharge is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Conclusion

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

BNY Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

BNY Mellon, located at 101 Barclay Street, New York, New York 10286, also serves as the Fund’s auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing holders of our common shares or preferred shares in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable prospectus supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering to existing holders of our common shares or preferred shares, the applicable Prospectus Supplement will set forth the number of rights required to purchase a single common share or a single preferred share and the other terms of such rights offering.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including: negotiated transactions; at a fixed public offering price or prices, which may be changed; at market prices prevailing at the time of sale; at prices related to prevailing market prices; or at negotiated prices. Sales of our common shares or preferred shares may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

We may sell our shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Fund, in connection with the offering of the Fund’s shares. Counsel for the Fund will rely, as to certain matters of Delaware law, on Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares and Series A Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration

Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of April 19, 2016, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No dealer, salesperson or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$300,000,000

THE GABELLI UTILITY TRUST

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares of Beneficial Interest

Subscription Rights to Purchase Preferred Shares of Beneficial Interest

Notes

PROSPECTUS

April 19, 2016

THE GABELLI UTILITY TRUST

2,000,000 Shares

5.375% Series C Cumulative Preferred Shares

(Liquidation Preference $25.00 per share)

PROSPECTUS SUPPLEMENT

Morgan Stanley

G.research, LLC

May 25, 2016

Dated April 19, 2016

THE GABELLI UTILITY TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Gabelli Utility Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). The Fund commenced investment operations on July 9, 1999. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. No assurance can be given that the Fund’s investment objective will be achieved.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated April 19, 2016, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares, and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (http://www.sec.gov) at no charge.

1

2

THE FUND

The Fund was organized under the laws of the State of Delaware on February 25, 1999 and is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment operations commenced on July 9, 1999. The common shares of the Fund are listed and traded on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” The Fund’s 5.625% Series A Cumulative Preferred Shares (the “Series A Preferred”) are listed and traded on the NYSE under the symbol “GUT PrA.” The Fund’s Series B Auction Market Preferred Shares (the “Series B Preferred”), liquidation value $25,000 per share, are unlisted.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

The Fund’s primary investment objective is long term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). See “Investment Objective and Policies” in the Prospectus.

Investment Practices

Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Investments. Although under normal market conditions at least 80% of the Fund’s total assets will consist of common stock and other securities of foreign and domestic companies involved in the Utility Industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities (“U.S. Government Securities”); commercial paper rated A-1 or higher by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”); and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions.” As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested.

3

Non-Investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such non-investment grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”). Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of securities of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

4

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Options. The Fund may, subject to guidelines of the Board of Trustees of the Fund (the “Board”), purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the

5

market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks.

Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

6

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, interest rates, currencies, indices and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long or short term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

7

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Investment Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of

8

the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge

9

against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to lock in the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund’s investment restrictions place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. See “Investment Restrictions.” Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of the Fund’s outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s preferred shares.

10

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from

11

market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund’s outstanding preferred shares.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

12

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; potential for sanctions; less developed legal systems; and less reliable securities custodial services and settlement practices.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities.

13

The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company (“State Street”), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Investment Adviser. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Master Limited Partnerships (“MLPs”). The Fund may invest in MLPs, which are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, infrastructure related services transportation (including pipelines transporting gas, oil, or products thereof), storage, or the marketing of any mineral or natural resources. The value of an investment in an MLP may be directly affected by the prices of natural resources. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The Fund’s investment in an

14

MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1)	invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. government securities.

(2)	purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(3)	make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

(4)	borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

(5)	issue senior securities, except to the extent permitted by applicable law.

(6)	underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933 (the “1933 Act”) in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

With respect to (1) above, the Fund invests 25% or more of its total assets in the securities of issuers in the Utility Industry.

With respect to (2) above, because most swaps are now considered commodity interests under the Commodity Exchange Act and its rules, this restriction is being interpreted to permit the Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

15

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Investment Adviser.

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years, (excluding other funds managed by the Investment Adviser), if any.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee
INTERESTED TRUSTEES(4):

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 73	Since 1999*	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)	29

John D. Gabelli Trustee Age: 71	Since 1999***	Senior Vice President of G.research, LLC	—	10

INDEPENDENT TRUSTEES(5):

Anthony J. Colavita(6)(7) Trustee Age: 80	Since 1999**	President of the law firm of Anthony J. Colavita, P.C.	—	36

James P. Conn(6) Trustee Age: 78	Since 1999***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—	22

16

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee
Vincent D. Enright Trustee Age: 72	Since 1999*	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)	16

Frank J. Fahrenkopf, Jr. Trustee Age: 76	Since 1999**	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	9

Robert J. Morrissey Trustee Age: 76	Since 1999**	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank	6

Kuni Nakamura Trustee Age: 47	Since 2012*	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	18

Anthony R. Pustorino Trustee Age: 90	Since 1999***	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2004-2011)	13

Salvatore J. Zizza(7)(8) Trustee Age: 70	Since 1999**	Chairman of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling, Inc. (recycling) (2005-2014).	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)	30

17

Officers(9) Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years
Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice president of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management LLC, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

David I. Schachter Vice President and Ombudsman Age: 62	Since 1999	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC.

(1)	Address: One Corporate Center, Rye, New York 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Mario Gabelli and John Gabelli are each considered to be an “interested person” of the Fund, because of their affiliation with the Fund’s Adviser and G.research, LLC (“G.research”), which executes portfolio transactions for the Fund (and in the case of Mario Gabelli, as a controlling shareholder because of the level of his ownership of Common Shares of the Fund). Messrs. Mario Gabelli and John Gabelli are brothers.
(5)	Trustees who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exception of Messrs. Colavita, Nakamura and Pustorino, as described in footnote 7 below) nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser as of December 31, 2015.
(6)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are part of the Gabelli/GAMCO Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Investment Adviser.
(8)	On September 9, 2015, Mr. Zizza entered into a settlement with the Securities and Exchange Commission (the “SEC”) to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegations, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

18

(9)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Term continues until the Fund’s 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2017 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2018 Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Fund’s Board of Trustees, Chief Investment Officer of the Fund, and a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He also serves as a director of the Winston Churchill Foundation, The E.L. Weigand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, LLC, an institutional research and brokerage firm which is an affiliate of the Adviser. He is President of John Gabelli Inc., a general partner of two investment partnerships, and has over thirty-five years of experience in the asset management industry. Mr. Gabelli serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. He also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is a member of the Fund’s Nominating and Audit Committees. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and Juris Doctor from Fordham University School of Law.

19

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and Chairman of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. He is a member of the Fund’s Audit and Nominating Committees, and both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is also a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Robert J. Morrissey, Esq. Mr. Morrissey has over forty-five years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate including as current senior partner of a law firm. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He has also served as a trustee of Boston College and is continuing Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, a member of the Financial Council of the Archdiocese of Boston and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and a director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and Harvard Law School.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. Mr. Nakamura is a member of the Fund’s ad hoc Pricing Committee and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

20

Anthony R. Pustorino, CPA. Mr. Pustorino is a Professor Emeritus of Pace University with over fifty years of experience in public accounting. Mr. Pustorino is Chairman of the Fund’s Audit Committee, and has been designated the Fund’s Audit Committee Financial Expert. He is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Pustorino was a director of LGL Group, Inc., a diversified manufacturing company, and Chairman of its Audit Committee. He was previously the President and shareholder of a CPA firm, and a professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Boards for Public Accountancy and of the CPA Examination Review Board of the National Association of the State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and the Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor’s degree in Business from Fordham University and M.B.A. from New York University.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. Mr. Zizza is the Chairman of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees, and a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Trustee. The lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Mr. Mario J. Gabelli and Mr. John D. Gabelli are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Investment Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such

21

providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

For the fiscal year ended December 31, 2015, the Board held one Nominating Committee meeting and two Audit Committee meetings. The ad hoc Proxy Voting Committee did not meet during the fiscal year ended December 31, 2015.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
Interested Trustees
Mario J. Gabelli, CFA	E	E
John D. Gabelli	A	E
Independent Trustees
Anthony J. Colavita	D	E
James P. Conn	B	E
Vincent D. Enright	A	E
Frank J. Fahrenkopf, Jr.	A	E
Robert J. Morrissey	A	E
Kuni Nakamura	C	E
Anthony R. Pustorino	C	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges

22

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

All shares were valued as of December 31, 2015.

(1)	This information has been furnished by each Trustee as of December 31, 2015. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her family member, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Investment Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$4,936	*

Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$67	*

Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$893,574	*

Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,125,232	1.68%

Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$6,423	*

Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$87	*

Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,140,593	*

Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partnership Interests	$288,631	*

(1)	This information has been furnished as of December 31, 2015.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita, Vincent D. Enright and Salvatore J. Zizza (Chair). Anthony J. Colavita, Anthony R. Pustorino (Chair) and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee.

Remuneration of Trustees and Officer

The Fund pays each Independent Trustee an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating

23

funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2015 amounted to $110,500. During the fiscal year ended December 31, 2015, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2015. The table also shows, for the year ended December 31, 2015, the compensation Trustees earned in their capacity as Trustees for other funds in the Fund Complex.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2015

Name of Trustee	Compensation From the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees*
Interested Trustees
Mario J. Gabelli, CFA	$0	$0	(0)
John D. Gabelli	$0	$0	(0)
Independent Trustees
Anthony J. Colavita	$14,500	$410,000	(36)
James P. Conn	$14,000	$231,750	(22)
Vincent D. Enright	$14,500	$208,500	(16)
Frank J. Fahrenkopf, Jr.	$12,000	$114,500	(9)
Robert J. Morrissey	$12,000	$72,000	(6)
Kuni Nakamura	$12,000	$163,500	(16)
Anthony R. Pustorino	$17,000	$204,500	(13)
Salvatore J. Zizza	$14,500	$317,500	(30)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2015 by investment companies (including the Fund) or portfolios that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Trustees; Limitations on Liability

Subject to limitations imposed by the 1940 Act, the Governing Documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Management

The Investment Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.0 billion as of December 31,

24

2015. The Investment Adviser is a wholly owned subsidiary of GBL, a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments and the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.8 billion as of December 31, 2015; Teton Advisors, Inc., with assets under management of approximately $1.5 billion as of December 31, 2015, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $939 million as of December 31, 2015; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $38 million as of December 31, 2015. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., as of December 31, 2015. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

The Investment Adviser will provide a continuous investment program for the portfolios of the Fund and oversee the administration of all aspects of the Fund’s business and affairs. The Investment Adviser has sole investment discretion for the assets of the Fund under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Investment Advisory Agreement

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO. In addition, portfolio companies or their officers or trustees may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the NAV of its shares. All expenses of computing the NAV of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2015, the Fund paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Fund’s NAV.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement,

25

the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed or notes issued). The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series A Preferred and Series B Preferred during the fiscal year if the total return of the NAV of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of the Series A Preferred and the Series B Preferred for the period. In other words, if the effective cost of the leverage for the Series A Preferred or the Series B Preferred exceeds the total return (based on NAV) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Preferred, may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved most recently by the Board on February 23, 2016. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semiannual report to shareholders for the six months ended June 30, 2015.

For each of the years ended December 31, 2013, December 31, 2014, and December 31, 2015, the Investment Adviser was paid $2,935,673, $3,043,886 and $2,344,793, respectively, for advisory and administrative services rendered to the Fund.

26

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which the portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2015.

Gabelli Utility Trust (GUT)

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	21.1B	5	4.1B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

Potential Conflicts of Interest

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when the portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Investment Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Selection of Broker/Dealers. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

Pursuit of Differing Strategies. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Investment Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if Mr. Gabelli

27

manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred shares (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met.

Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Fund

As of December 31, 2015, the portfolio manager of the Fund owns the following amounts of equity securities of the Fund.

Mario J. Gabelli, CFA	Over $1,000,000

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “‘Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1)	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

28

(2)	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

(3)	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund’s anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

(4)	To firms providing proxy voting and other proxy services, provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5)	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and to reporting to the Board at the next quarterly meeting; and

(6)	To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIVIDENDS AND DISTRIBUTIONS

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semiannually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with the terms of such shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

If the total distributions required by a periodic pay-out policy exceed the Fund’s net investment income and net capital gain, the excess will be treated as a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. Distributions sourced from paid-in-capital should not be considered the current yield or the total return from an investment in the Fund. If the Fund’s net investment income (including net short term capital gains) and net long term capital gains for any year exceed the amount required to be distributed under a periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long term capital gains over its net short term capital losses, if any. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

29

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

For the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015, the Fund paid a total of $34,860, $36,763 and $17,373, respectively, in brokerage commissions, of which G.research and its affiliates received $16,574, $5,314 and $8,567, respectively. The amount received by G.research and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2015 represented approximately 49.0% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 13.0% of the aggregate dollar amount of transactions by the Fund for such period.

PORTFOLIO TURNOVER

The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2014 and December 31, 2015 were 17% and 9%, respectively. The Fund does not engage in the trading of securities for the purpose of realizing short term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one

30

year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, the Fund will, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which the Fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The investments of the Fund in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

As a RIC, the Fund generally is not or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short term capital gain over net long term capital loss and other taxable income, other than any net

31

long term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

32

If the Fund does not meet the asset coverage requirements of the 1940 Act and the statements of preferences, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains into higher taxed short term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 35% of its total assets in foreign securities. As long as the Fund continues to invest less than 35% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of a fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if designated by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of 20% (plus an additional 3.8% Medicare contribution surcharge on income and net gain from investments) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax

33

rate on net long term capital gain and qualified dividend income for individuals is generally either 15% or 20% (depending on whether an individual’s income exceeds certain threshold amounts). Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). Investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 39.6%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

A 3.8% Medicare contribution surcharge is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid, then the loss will be long term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of common stock (5% if preferred stock), aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon a sale, exchange, redemption or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

34

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Shareholders will receive, if appropriate, various written notices after the close of each of the Fund’s taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an applicable IRS Form W-8, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate. Foreign investors may also be subject to U.S. estate tax with respect to their Fund shares.

Properly reported dividends received by foreign investors are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. stockholder if the distribution is attributable to a REIT’s distribution to the Fund of a gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. stockholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the non-U.S. stockholder; if the non-U.S. stockholder owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. stockholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. stockholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. stockholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a non-U.S. stockholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest non-U.S. ownership percentage of the Fund during the five-year period ending on the date of redemption. In the case of non-U.S. non-corporate stockholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such stockholders furnish the Fund with proper notification of their non-U.S. status.

A 30% withholding tax will be imposed on dividends paid and redemption proceeds and certain capital gain dividends paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

35

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long term capital gains over net short term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax at a 28% rate on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund shares.

BENEFICIAL OWNERS

As of March 31, 2016, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares.

As of March 31, 2016, the Trustees and Officers of the Fund as a group beneficially owned 1.8% of the Fund’s outstanding common shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

36

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 under the 1940 Act. The code of ethics permits personnel, subject to the code of ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund in the Fund Complex. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such

37

trustees/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of ethics that serves as a code of conduct. The joint code of ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2015 and together with the report of PricewaterhouseCoopers LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.

38

APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest) Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.